File No. 2-95580

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                        AMENDMENT NO. 13

                               TO

                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

          THE FIRST TRUST OF INSURED MUNICIPAL BONDS -
                      MULTI-STATE, SERIES 7
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositors principal executive offices)


          NIKE SECURITIES L.P.       CHAPMAN AND CUTLER
          Attn:  James A. Bowen      Attn:  Eric F. Fess
          1001 Warrenville Road      111 West Monroe Street
          Lisle, Illinois  60532     Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  June 30, 1998
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

Pursuant to Rule 24f-2 under the Investment Company Act of  1940,
the issuer has registered an indefinite amount of securities.   A
24f-2 Notice for the offering was last filed on May 20, 1998.

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MICHIGAN TRUST, SERIES 3
                                 2,948 UNITS

PROSPECTUS
Part One
Dated June 26, 1998

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all Federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from Michigan State and local income taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust of Insured Municipal Bonds - Multi-State - 7, Michigan Trust, Series 3 (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the State of Michigan, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes and from Michigan State and local income taxes under existing law. At May 18, 1998, each Unit represented a 1/2,948 undivided interest in the principal and net income of the Trust (see "The Fund" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 3.5% of the Public Offering Price (3.627% of the amount invested). At May 18, 1998, the Public Offering Price per Unit was $185.05 plus net interest accrued to date of settlement (three business days after such date) of $4.23 and $9.66 for the monthly and semi-annual distribution plans, respectively (see "Market for Units" in Part Two).

       Please retain all parts of this Prospectus for future reference.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 7.08% per annum on May 18, 1998, and 6.97% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 6.28% per annum on May 18, 1998, and 6.17% under the monthly distribution plan. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Current Return and Estimated Long-Term Return?" in Part Two.

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MICHIGAN TRUST, SERIES 3
             SUMMARY OF ESSENTIAL INFORMATION AS OF MAY 18, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Principal Amount of Bonds in the Trust                              $530,000
Number of Units                                                        2,948
Fractional Undivided Interest in the Trust per Unit                  1/2,948
Public Offering Price:
  Aggregate Value of Bonds in the Portfolio                         $526,433
  Aggregate Value of Bonds per Unit                                  $178.57
  Sales Charge 3.627% (3.50% of Public Offering Price)                 $6.48
  Public Offering Price per Unit                                     $185.05*
Redemption Price and Sponsor's Repurchase Price per Unit
  ($6.48 less than the Public Offering Price per Unit)               $178.57*
Discretionary Liquidation Amount of the Trust (20% of the
  original principal amount of Bonds in the Trust)                  $800,000

Date Trust Established                                     February 13, 1985
Mandatory Termination Date                                 December 31, 2034
Evaluator's Fee: $15 per evaluation. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redemption of Units" and "Purchase of Units by Sponsor" in Part Two).

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MICHIGAN TRUST, SERIES 3
             SUMMARY OF ESSENTIAL INFORMATION AS OF MAY 18, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank

PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                      Semi-
                                                           Monthly    Annual

Calculation of Estimated Net Annual Income:
  Estimated Annual Interest Income                          $14.38    $14.38
  Less: Estimated Annual Expense
          Excluding Insurance                                 $.86      $.66
        Annual Premium on Portfolio Insurance                 $.62      $.62
  Estimated Net Annual Interest Income                      $12.90    $13.10
Calculation of Interest Distribution:
  Estimated Net Annual Interest Income                      $12.90    $13.10
  Divided by 12 and 2, Respectively                          $1.07     $6.55
Estimated Daily Rate of Net Interest Accrual                  $.0358    $.0364
Estimated Current Return Based on Public
  Offering Price                                              6.97%     7.08%
Estimated Long-Term Return Based on Public
  Offering Price                                              6.17%     6.28%

Trustee's Annual Fee: $1.24 and $.69 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.
Computation Dates: Fifteenth day of the month as follows: monthly--each month; semi-annual--June and December.
Distribution Dates: Last day of the month as follows: monthly--each month; semi-annual--June and December.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust
of Insured Municipal Bonds -
Multi-State - 7, Michigan Trust, Series 3

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust of Insured Municipal Bonds - Multi-State - 7, Michigan Trust, Series 3 as of February 28, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust of Insured Municipal Bonds - Multi-State - 7, Michigan Trust, Series 3 at February 28, 1998, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.


                                                             ERNST & YOUNG LLP
Chicago, Illinois
June 5, 1998

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MICHIGAN TRUST, SERIES 3

                     STATEMENT OF ASSETS AND LIABILITIES

                              February 28, 1998

                                    ASSETS

Municipal bonds, at market value (cost $441,964)
  (Notes 1 and 3)                                                   $534,562
Accrued interest                                                      10,600
Cash                                                                   2,676
Prepaid expense                                                        5,339
                                                                    ________
                                                                     553,177

                          LIABILITIES AND NET ASSETS

Liabilities:
  Distributions payable and accrued to unit holders                    3,023
                                                                    ________

Net assets, applicable to 2,989 outstanding
    units of fractional undivided interest:
  Cost of Trust assets (Note 1)                        $441,964
  Net unrealized appreciation (Note 2)                   92,598
  Distributable funds                                    15,592
                                                       ________
                                                                    $550,154
                                                                    ========

Net asset value per unit                                             $184.06
                                                                    ========


               See accompanying notes to financial statements.

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MICHIGAN TRUST, SERIES 3

                     PORTFOLIO - See notes to portfolio.

                              February 28, 1998

                                                                                          Moody's
                                                   Coupon                                Investors
                                                 interest     Date of     Redemption   Services, Inc.  Principal     Market
  Name of issuer and title of bond(c)               rate      maturity  provisions(a)    rating(b)       amount      value
                                                                                        (Unaudited)

Greenville Housing Development Corporation,
  First Lien Revenue, Series 1978                   8.00%    12/01/2000   1998 @ 102         A2          $15,000      15,050
                                                    8.00     12/01/2001   1998 @ 102         A2           65,000      65,224
                                                    8.00     12/01/2002   1998 @ 102         A2          100,000     100,953
                                                    8.00     12/01/2003   1998 @ 102         A2          105,000     106,000
                                                    8.00     12/01/2004   1998 @ 102         A2          120,000     121,144
                                                    8.00     12/01/2005   1998 @ 102         A2          125,000     126,191
                                                                                                        ____________________

                                                                                                        $530,000     534,562
                                                                                                        ====================

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                   MULTI-STATE - 7, MICHIGAN TRUST, SERIES 3

                              NOTES TO PORTFOLIO

                              February 28, 1998


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year or, if currently redeemable, the redemption price at February 28, 1998. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. All of the Bonds are currently redeemable.

(b)   The ratings shown are those effective at February 28, 1998.

(c) The Trust consists of one obligation of an issuer located in Michigan. The issue is a multi-family housing revenue bond payable from a specific project or authority.


               See accompanying notes to financial statements.

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MICHIGAN TRUST, SERIES 3

                           STATEMENTS OF OPERATIONS


                                            Year ended             Year ended
                                             Feb. 28,               Feb. 29,
                                        1998           1997           1996

Interest income                       $43,851         53,379         76,323

Expenses:
  Trustee's fees and related
    expenses                          (2,746)        (3,009)        (3,788)
  Insurance expense (Note 3)          (1,886)        (2,214)        (2,832)
  Evaluator's fees                    (3,720)        (3,720)        (3,720)
                                      _____________________________________
      Investment income - net          35,499         44,436         65,983

Net gain (loss) on investments:
  Net realized gain (loss)              4,568        107,879         30,083
  Change in net unrealized
    appreciation or depreciation      (6,243)      (116,465)       (33,155)
                                      _____________________________________
                                      (1,675)        (8,586)        (3,072)
                                      _____________________________________

Net increase in net assets
  resulting from operations           $33,824         35,850         62,911
                                      =====================================


               See accompanying notes to financial statements.

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MICHIGAN TRUST, SERIES 3

                     STATEMENTS OF CHANGES IN NET ASSETS


                                             Year ended            Year ended
                                              Feb. 28,              Feb. 29,
                                          1998         1997           1996

Net increase in net assets resulting
    from operations:
  Investment income - net                $35,499        44,436        65,983
  Net realized gain (loss) on
    investments                            4,568       107,879        30,083
  Change in net unrealized
    appreciation or depreciation
    on investments                       (6,243)     (116,465)      (33,155)
                                       _____________________________________
                                          33,824        35,850        62,911

Distributions to unit holders:
  Investment income - net               (36,180)      (44,468)      (74,234)
  Principal from investment
    transactions                               -     (309,643)     (420,154)
                                       _____________________________________
                                        (36,180)     (354,111)     (494,388)

Unit redemptions: (166, 148 and
    250 in 1998, 1997 and 1996,
    respectively):
  Principal portion                     (29,709)      (32,525)      (70,063)
  Net interest accrued                     (860)         (747)       (1,492)
                                       _____________________________________
                                        (30,569)      (33,272)      (71,555)
                                       _____________________________________
Total increase (decrease)
  in net assets                         (32,925)     (351,533)     (503,032)

Net assets:
  At the beginning of the year           583,079       934,612     1,437,644
                                       _____________________________________
  At the end of the year (including
    distributable funds applicable
    to Trust units of $15,592,
    $16,903 and $10,360 at February 28,
    1998 and 1997 and February 29,
    1996, respectively)                 $550,154       583,079       934,612
                                       =====================================

Trust units outstanding at the end
  of the year                              2,989         3,155         3,303


               See accompanying notes to financial statements.

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MICHIGAN TRUST, SERIES 3

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds,
(3) appraisal or (4) any combination of the above (see Note 3).

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the bonds on the Date of Deposit, February 13, 1985. The premium or discount (including original issue discount) existing at the Date of Deposit is not being amortized. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

In addition to insurance coverage acquired by the Trust (see Note 3), the Trust pays a fee for Trustee services which is based on $1.24 and $.69 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Prior to June 19, 1995, the Trustee was The Bank of New York. Effective June 19, 1995, United States Trust Company of New York succeeded The Bank of New York as Trustee and effective September 1, 1995, The Chase Manhattan Bank succeeded United States Trust Company of New York as Trustee. Additionally, a fee of $15 per evaluation is payable to the Evaluator and the Trust pays all related expenses of the Trustee and recurring financial reporting costs.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at February 28, 1998 follows:

               Unrealized appreciation                              $92,598
               Unrealized depreciation                                    -
                                                                    _______

                                                                    $92,598
                                                                    =======

3.  Insurance

The Trust has acquired insurance coverage which provides for the scheduled payments of principal and interest on all bonds in its portfolio. Such insurance is effective only while the bonds are owned by the Trust and, in the event of disposition of a bond by the Trustee, the insurance terminates as to such bond on the date of disposition. Pursuant to an irrevocable commitment of Financial Guaranty Insurance Company, in the event of a sale of a bond from the portfolio, the Trustee has the right to obtain permanent insurance for such bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such bond. Annual insurance premiums payable by the Trust in future years, assuming no change in the portfolio, would be $1,824.

The valuation of bonds does not include any amount attributable to the insurance acquired by the Trust as there has been no default in the payment of principal or interest on the bonds in the portfolio as of the date of these financial statements and, in the opinion of the Sponsor, the bonds are being quoted in the market at a value which does not reflect a significant risk of such default.

4.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.8% of the public offering price which is equivalent to approximately 5.042% of the net amount invested.

Distributions to unit holders -

Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, are as follows:

              Type of                       Year ended             Year ended
            distribution                     Feb. 28,               Feb. 29,
                plan                    1998           1997           1996

             Monthly                   $11.35         13.61          21.36
             Semi-annual                12.57         14.00          21.61


Selected data for a unit of the Trust
  outstanding throughout each year -

                                             Year ended             Year ended
                                              Feb. 28,               Feb. 29,
                                        1998            1997           1996

Interest income                        $14.39           16.54         22.15
Expenses                                (2.74)          (2.77)        (3.00)
                                      _____________________________________
      Investment income - net           11.65           13.77         19.15

Distributions to unit holders:
  Investment income - net              (11.85)         (13.76)       (21.50)
  Principal from investment
    transactions                            -          (95.51)      (118.42)
Net gain (loss) on investments           (.55)          (2.65)         (.90)
                                      _____________________________________
      Total increase (decrease) in
       net assets                        (.75)         (98.15)      (121.67)

Net assets:
  Beginning of the year                184.81          282.96        404.63
                                      _____________________________________

  End of the year                     $184.06          184.81        282.96
                                      =====================================

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MICHIGAN TRUST, SERIES 3

                                   PART ONE
                Must be Accompanied by Part Two and Part Three

                            _____________________
                             P R O S P E C T U S
                            _____________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MINNESOTA TRUST, SERIES 3
                                 2,861 UNITS

PROSPECTUS
Part One
Dated June 26, 1998

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all Federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from Minnesota State and local income taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust of Insured Municipal Bonds - Multi-State - 7, Minnesota Trust, Series 3 (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the State of Minnesota, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes and from Minnesota State and local income taxes under existing law. At May 18, 1998, each Unit represented a 1/2,861 undivided interest in the principal and net income of the Trust (see "The Fund" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 5.6% of the Public Offering Price (5.932% of the amount invested). At May 18, 1998, the Public Offering Price per Unit was $353.83 plus net interest accrued to date of settlement (three business days after such date) of $10.24 and $24.46 for the monthly and semi-annual distribution plans, respectively (see "Market for Units" in Part Two).

       Please retain all parts of this Prospectus for future reference.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 9.16% per annum on May 18, 1998, and 9.10% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 9.32% per annum on May 18, 1998, and 9.27% under the monthly distribution plan. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Current Return and Estimated Long-Term Return?" in Part Two.

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MINNESOTA TRUST, SERIES 3
             SUMMARY OF ESSENTIAL INFORMATION AS OF MAY 18, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Principal Amount of Bonds in the Trust                                $960,000
Number of Units                                                          2,861
Fractional Undivided Interest in the Trust per Unit                    1/2,861
Public Offering Price:
  Aggregate Value of Bonds in the Portfolio                           $955,622*
  Aggregate Value of Bonds per Unit                                    $334.02*
  Sales Charge 5.932% (5.6% of Public Offering Price)                   $19.81
  Public Offering Price per Unit                                       $353.83**
Redemption Price and Sponsor's Repurchase Price per Unit
  ($19.81 less than the Public Offering Price per Unit)                $334.02**
Discretionary Liquidation Amount of the Trust (20% of the
  original principal amount of Bonds in the Trust)                    $600,000

Date Trust Established                                       February 13, 1985
Mandatory Termination Date                                   December 31, 2034
Evaluator's Fee: $15 per evaluation. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.

*Includes $22,750 ($7.95 per Unit) attributable to the insurance obtained by the Trust.

**Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redemption of Units" and "Purchase of Units by Sponsor" in Part Two).

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MINNESOTA TRUST, SERIES 3
             SUMMARY OF ESSENTIAL INFORMATION AS OF MAY 18, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                      Semi-
                                                           Monthly    Annual

Calculation of Estimated Net Annual Income:
  Estimated Annual Interest Income                          $33.26    $33.26
  Less: Estimated Annual Expense
          Excluding Insurance                                $1.01      $.83
        Annual Premium on Portfolio
          Insurance                                           $.04      $.04
  Estimated Net Annual Interest Income                      $32.21    $32.39
Calculation of Interest Distribution:
  Estimated Net Annual Interest Income                      $32.21    $32.39
  Divided by 12 and 2, Respectively                          $2.68    $16.20
Estimated Daily Rate of Net Interest Accrual                  $.0895    $.0900
Estimated Current Return Based on Public
  Offering Price                                              9.10%     9.16%
Estimated Long-Term Return Based on Public
  Offering Price                                              9.27%     9.32%

Trustee's Annual Fee: $1.24 and $.69 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.
Computation Dates: Fifteenth day of the month as follows: monthly--each month; semi-annual--June and December.
Distribution Dates: Last day of the month as follows: monthly--each month; semi-annual--June and December.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust of
Insured Municipal Bonds - Multi-State - 7,
Minnesota Trust, Series 3

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust of Insured Municipal Bonds - Multi-State - 7, Minnesota Trust, Series 3 as of February 28, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust of Insured Municipal Bonds - Multi-State - 7, Minnesota Trust, Series 3 at February 28, 1998, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
June 5, 1998

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MINNESOTA TRUST, SERIES 3

                     STATEMENT OF ASSETS AND LIABILITIES

                              February 28, 1998


                                    ASSETS

Municipal bonds, at market value (cost $970.806)
  (Notes 1 and 3)                                                   $960,716
Accrued interest                                                      23,205
Cash                                                                  11,922
                                                                    ________
                                                                     995,843

                          LIABILITIES AND NET ASSETS

Liabilities:
  Distributions payable and accrued
    to unit holders                                                    4,703
  Accrued liabilities                                                  4,626
                                                                    ________
                                                                       9,329
                                                                    ________

Net assets, applicable to 2,876 outstanding
    units of fractional undivided interest:
  Cost of Trust assets (Note 1)                        $970,806
  Net unrealized depreciation (Note 2)                 (10,090)
  Distributable funds                                    25,798
                                                       ________

                                                                    $986,514
                                                                    ========

Net asset value per unit                                             $343.02
                                                                    ========


               See accompanying notes to financial statements.

                      THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                      MULTI-STATE - 7, MINNESOTA TRUST, SERIES 3

                         PORTFOLIO - See notes to portfolio.

                                  February 28, 1998


                                                  Coupon                                  Standard
                                                 interest    Date of     Redemption       & Poor's     Principal     Market
 Name of issuer and title of bond(e)               rate      maturity  provisions(a)     rating(b)       amount      value
                                                                                        (Unaudited)

Minnesota Housing Finance Agency, Multi-Family                          1998 @ 101
  Housing, 1977 Series A                          6.375%    2/01/2020   2009 @ 100 S.F.     AA           $55,000      55,716
Port Authority of the City of Saint Paul
  (Minnesota) Industrial Development Revenue,                           1998 @ 102
  Series 1984-J                                  10.50     12/01/2014   2003 @ 100 S.F.     CCC(c)       455,000 455,000 (d)
Port Authority of the City of Saint Paul
  (Minnesota) Industrial Development Revenue,                           1998 @ 102
  Series 1984-L                                   9.75     12/01/2014   2003 @ 100 S.F.     CCC(c)       450,000 450,000 (d)
                                                                                                        ____________________

                                                                                                        $960,000     960,716
                                                                                                        ====================


                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MINNESOTA TRUST, SERIES 3

                              NOTES TO PORTFOLIO

                              February 28, 1998


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year or, if currently redeemable, the redemption price at February 28, 1998. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. All of the Bonds in the Trust are currently redeemable.

(b)   The ratings shown are those effective at February 28, 1998.

(c)   Standard & Poor's Corporation states:

      "Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such Bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

(d) The value of these Bonds includes an amount attributable to the insurance obtained by the Trust; such Bonds, in the Sponsor's opinion, were being quoted in the market at a value which reflected a significant risk of default in payment of principal or interest (see Note 3).

(e) The Trust consists of three obligations of issuers located in Minnesota. None of the Bond issues in the Trust are general obligations of a governmental entity. All issues are revenue bonds payable from the income of a specific project or authority and are divided by purpose of issue as follows: Industrial, 2; and Housing, 1. Approximately 94% of the aggregate principal amount of the Bonds consist of industrial revenue bonds. Each of two Bond issues represents 10% or more of the aggregate principal amount of the Bonds in the Trust or a total of approximately 94%. The largest such issue represents approximately 47%.


               See accompanying notes to financial statements.

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MINNESOTA TRUST, SERIES 3

                           STATEMENTS OF OPERATIONS


                                              Year ended            Year ended
                                               Feb. 28,              Feb. 29,
                                          1998           1997          1996

Interest income                         $113,460        117,300      118,171

Expenses:
  Trustee's fees and related
    expenses                             (5,486)        (4,605)      (4,469)
  Insurance expense (Note 3)             (4,217)        (4,404)      (4,429)
  Evaluator's fees                       (3,720)        (3,720)      (3,720)
                                       _____________________________________
      Investment income - net            100,037        104,571      105,553

Net gain (loss) on investments:
  Net realized gain (loss)               111,779          9,289            -
  Change in net unrealized
    appreciation or depreciation       (112,308)       (10,049)        5,925
                                       _____________________________________
                                           (529)          (760)        5,925
                                       _____________________________________
Net increase in net assets resulting
  from operations                        $99,508        103,811      111,478
                                       =====================================


               See accompanying notes to financial statements.

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MINNESOTA TRUST, SERIES 3

                     STATEMENTS OF CHANGES IN NET ASSETS


                                              Year ended            Year ended
                                               Feb. 28,              Feb. 29,
                                          1998           1997          1996

Net increase in net assets resulting
    from operations:
  Investment income - net                $100,037        104,571       105,553
  Net realized gain (loss) on
    investments                           111,779          9,289             -
  Change in net unrealized appreciation
    or depreciation on investments      (112,308)       (10,049)         5,925
                                       _______________________________________
                                           99,508        103,811       111,478

Distributions to unit holders:
  Investment income - net               (104,522)      (103,162)     (105,379)
  Principal from investment
    transactions                        (340,202)              -      (82,613)
                                       _______________________________________
                                        (444,724)      (103,162)     (187,992)

Unit redemptions (63 and 2 in 1997
    and 1996, respectively):
  Principal portion                             -       (28,507)         (906)
  Net interest accrued                          -          (597)          (17)
                                       _______________________________________
                                                -       (29,104)         (923)
                                       _______________________________________
Total increase (decrease) in net
  assets                                (345,216)       (28,455)      (77,437)

Net assets:
  At the beginning of the year          1,331,730      1,360,185     1,437,622
                                       _______________________________________
  At the end of the year (including
    distributable funds applicable to
    Trust units of $25,798, $30,285
    and $28,559 at February 28, 1998
    and 1997 and February 29, 1996,
    respectively)                        $986,514      1,331,730     1,360,185
                                       =======================================

Trust units outstanding at the end
  of the year                               2,876          2,876         2,939


               See accompanying notes to financial statements.

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MINNESOTA TRUST, SERIES 3

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds,
(3) appraisal or (4) any combination of the above (see Note 3).

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the bonds on the Date of Deposit, February 13, 1985. The premium or discount (including original issue discount) existing at the Date of Deposit is not being amortized. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

In addition to insurance coverage acquired by the Trust (see Note 3), the Trust pays a fee for Trustee services which is based on $1.24 and $.69 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Prior to June 19, 1995, the Trustee was The Bank of New York. Effective June 19, 1995, United States Trust Company of New York succeeded The Bank of New York as Trustee and effective September 1, 1995, The Chase Manhattan Bank succeeded United States Trust Company of New York as Trustee. Additionally, a fee of $15 per evaluation is payable to the Evaluator and the Trust pays all related expenses of the Trustee and recurring financial reporting costs.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized depreciation at February 28, 1998 follows:

               Unrealized depreciation                            $(30,485)
               Unrealized appreciation                               20,395
                                                                  _________

                                                                  $(10,090)
                                                                  =========


3.  Insurance

The Trust has acquired insurance coverage which provides for the scheduled payments of principal and interest on all bonds in its portfolio. While insurance coverage acquired by an issuer of bonds continues in force so long as the bonds are outstanding and the insurer remains in business, insurance coverage acquired by the Trust is effective only while the bonds are owned by the Trust and, in the event of disposition of such a bond by the Trustee, the insurance terminates as to such bond on the date of disposition. Pursuant to an irrevocable commitment of Financial Guaranty Insurance Company, in the event of a sale of a bond from the portfolio, the Trustee has the right to obtain permanent insurance for such bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such bond. Annual insurance premiums payable by the Trust in future years, assuming no change in the portfolio, would be $3,247.

Except as indicated in the following paragraph, the valuation of bonds does not include any amount attributable to the insurance acquired by the Trust as there has been no default in the payment of principal or interest on the bonds in the portfolio as of the date of these financial statements and, in the opinion of the Sponsor, the bonds are being quoted in the market at a value which does not reflect a significant risk of such default.

The portfolio contains two issues (aggregating $905,000 principal amount) of Port Authority of the City of Saint Paul, Minnesota, Industrial Development Revenue Bonds ("the Bonds"). At February 28, 1998 and 1997 and February 29, 1996, in the opinion of the Sponsor, the Bonds were being quoted in the market at a value which reflected a significant risk of default in the payment of principal or interest, although no such default had occurred.

Accordingly, the Evaluator is currently attributing value to the insurance obtained by the Trust for purposes of valuing the Bonds. In its valuation of the Bonds, the Evaluator is considering the value of the insurance guaranteeing interest and principal payments (less the applicable permanent insurance premium) as well as the market value of the Bonds and the market value of bonds not subject to a significant risk of default that have, to the extent possible, similar characteristics as to purpose of issue, interest rates and maturities and are of a creditworthiness comparable to the Bonds before the Bonds became subject to a significant risk of default. The valuation of the portfolio included the following applicable to the Bonds:

                                                              Portion
                                          Total value       attributable
                                          of the Bonds      to insurance

             February 28, 1998:
               Total                       $905,000            22,750
               Per unit                      314.67              7.91

             February 28, 1997:
               Total                        905,000            87,500
               Per unit                      314.67             30.42

             February 29, 1996:
               Total                        905,000            90,500
               Per unit                      307.93             30.79


4.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.8% of the public offering price which is equivalent to approximately 5.042% of the net amount invested.

Distributions to unit holders -

Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:

              Type of                       Year ended            Year ended
            distribution                     Feb. 28,              Feb. 29,
                plan                    1998          1997           1996

             Monthly                  $35.75         35.24          35.64
             Semi-annual               37.96         35.68          36.26

Selected data for a unit of the Trust
  outstanding throughout each year -

                                          Year ended            Year ended
                                           Feb. 28,              Feb. 29,
                                      1998           1997           1996

Interest income                     $39.45          40.24          40.19
Expenses                             (4.67)         (4.37)         (4.29)
                                   _____________________________________
      Investment income - net        34.78          35.87          35.90

Distributions to unit holders:
  Investment income - net           (36.34)        (35.37)        (35.83)
  Principal from investment
    transactions                   (118.29)             -         (28.09)

Net gain (loss) on investments        (.18)          (.26)          2.01
                                   _____________________________________
      Total increase (decrease)
       in net assets               (120.03)           .24         (26.01)

Net assets:
  Beginning of the year             463.05         462.81         488.82
                                   _____________________________________

  End of the year                  $343.02         463.05         462.81
                                   =====================================

                  THE FIRST TRUST OF INSURED MUNICIPAL BONDS
                  MULTI-STATE - 7, MINNESOTA TRUST, SERIES 3

                                   PART ONE
                Must be Accompanied by Part Two and Part Three

                             ____________________
                             P R O S P E C T U S
                             ____________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



   The First Trust (registered trademark) of Insured Municipal Bonds
         The First Trust of Insured Municipal Bonds-Multi-State

PROSPECTUS                           NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                     ONLY BE USED WITH PART ONE
Dated April 30, 1998                                     AND PART THREE

The Fund. The First Trust of Insured Municipal Bonds and The First Trust of Insured Municipal Bonds-Multi-State (collectively, the "Fund") consist of underlying separate unit investment trusts (the "Trusts"). Each Trust is an insured portfolio of interest-bearing obligations (the "Bonds") issued by or on behalf of municipalities and other governmental authorities within the state for which the Trust is named, counties, municipalities, authorities and political subdivisions thereof, the Commonwealth of Puerto Rico, or its authorities, or other territories of the United States or authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the respective issuing governmental authorities, exempt from all Federal income taxes and, where applicable, from state and local income taxes under existing law at the date of issuance of such Bonds. The Bonds are referred to herein as "Bonds" or "Securities." Each trust of the Fund owns an insured portfolio of Bonds meeting the criteria described above. The objectives of the Fund are Federal, state and local tax-exempt income and conservation of capital through an investment in an insured portfolio of tax-exempt Bonds. The payment of interest and the preservation of principal are dependent upon the continuing ability of the issuers and/or obligors of Bonds and of the insurers or reinsurers to meet their respective obligations. The Portfolio, essential information based thereon and financial statements, including a report of independent auditors relating to the series of the Fund offered hereby, are contained in Part One to which reference should be made for such information.

IN THE OPINION OF COUNSEL, INTEREST INCOME TO EACH SERIES OF THE FUND AND TO THE RESPECTIVE UNIT HOLDERS THEREOF, WITH CERTAIN EXCEPTIONS, IS EXEMPT UNDER EXISTING LAW FROM ALL FEDERAL INCOME TAXES. IN ADDITION, THE INTEREST INCOME TO EACH SERIES OF THE FUND IS, IN THE OPINION OF SPECIAL COUNSEL, EXEMPT TO THE EXTENT INDICATED FROM STATE AND LOCAL TAXES WHEN HELD BY RESIDENTS OF THE STATE IN WHICH THE ISSUERS OF THE BONDS IN SUCH SERIES ARE LOCATED. CAPITAL GAINS, IF ANY, ARE SUBJECT TO TAX.

Distributions. Distributions of interest received by the Fund, pro-rated on an annual basis, are made monthly, quarterly (if applicable) or semi-annually as the Unit holder has elected. Except as described herein, distributions of funds from the Principal Account, if any, are made as set forth in Part One for each Trust to Unit holders of record on the fifteenth day of such month. Information respecting the estimated current return and estimated long-term return to Unit holders is contained in Part One.

Reinvestment. Distributions to Unit holders may be reinvested as described herein (See "How Can Distributions to Unit Holders be
Reinvested?").

  All Parts of the Prospectus Should be Retained for Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Portfolio Insurance. Insurance has been obtained from an independent company, by each series of the Fund (except for The First Trust of Insured Municipal Bonds-Multi-State: Pennsylvania Trust, Series 6) and/or by the issuer of the Bonds involved, guaranteeing the payments of principal and interest on the Securities in the Portfolio of each series of the Fund. Insurance obtained by each series of the National Trust, prior to Series 112 and for each Series of the New York and Pennsylvania Trust, applies only while Bonds are retained in such Trust. For each Series of the Multi-State Trust (except for Multi-State Trust:
Pennsylvania Trust, Series 6) and for Series 112 and subsequent Series of the National Trust, the Trustee, upon the sale of a Bond in any such Series, has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds regardless of the identity of the holder thereof [the "Permanent Insurance"]). For The First Trust of Insured Municipal Bonds-Multi-State: Pennsylvania Trust, Series 6 all of the Bonds are insured under policies of insurance obtained by the issuers of the Bonds. See Part One for information concerning Bonds insured by each series of the Fund and Bonds insured by the issuers thereof. Insurance obtained by each series of the Fund applies only while Bonds are retained in the Fund while insurance obtained by a Bond issuer, if any, is effective so long as such Bonds are outstanding. Such insurance relates only to the Securities in the Fund and not to the Units. As a result of such insurance, the Units have received a rating of "AAA" by Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc. ("Standard & Poor's"). (See "Why and How are the Trusts Insured?") No representation is made as to any insurer's or reinsurer's ability to meet its commitments. For Series 112 and subsequent Series of the National Trust and any Series of The First Trust of Insured Municipal Bonds-Multi-State (except for Multi-State
Trust: Pennsylvania Trust, Series 6), pursuant to an irrevocable commitment of Financial Guaranty Insurance Company, in the event of a sale of a Bond insured by such Series of the National Trust and Multi-State Trust, the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond.

Offering. The Units offered hereby are issued and outstanding Units which have been reacquired either by purchase from the Trustee of Units tendered for redemption or by purchase in the open market. The price paid in each instance was not less than the value of the Securities per Unit, plus net interest accrued to the date of settlement, determined as provided herein under "How is the Public Offering Price Determined?" Any profit or loss resulting from the sale of Units will accrue to the Sponsor or other dealers selling the Units and no proceeds from any such sale will be received by the Fund.

The Public Offering Price of the Units is equal to the value of the Securities in the portfolio of the series of the Fund represented by the Units being offered divided by the number of Units outstanding, plus a sales charge as indicated in Part One for each Trust plus net interest accrued to the date of settlement.

Market. The Sponsor, although not obligated to do so, intends to maintain a market for Units in all series of the Fund at prices based upon the value of the Securities in the related portfolio. In the absence of such a market, a Unit holder will nonetheless be able to dispose of Units by redemption at prices based upon the value of the underlying Securities (see "Rights of Unit Holders-How May Units be Redeemed?"). The value of neither the underlying Bonds nor the Units, absent situations in which Bonds are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default, include value attributable to the portfolio insurance obtained by each series of the Fund. (See "Why and How are the Trusts Insured?")

               THE FIRST TRUST OF INSURED MUNICIPAL BONDS
         THE FIRST TRUST OF INSURED MUNICIPAL BONDS-MULTI-STATE

What are The First Trust of Insured Municipal Bonds and The First Trust of Insured Municipal Bonds-Multi-State?

The Fund is a series of trusts of either The First Trust of Insured Municipal Bonds (the "National Trust"), The First Trust of Insured Municipal Bonds-New York Series (the "New York Trust"), The First Trust of Insured Municipal Bonds-Pennsylvania Series (the "Pennsylvania Trust") or The First Trust of Insured Municipal Bonds-Multi-State (the "Multi-State Trust") all of which generally are similar but each of which is separate and is designated by a different series number. Each Series consists of underlying separate unit investment trusts (such Trusts being collectively referred to herein as the "Fund") created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture") dated the Date of Deposit with Nike Securities L.P., as Sponsor, Securities Evaluation Service, Inc., as Evaluator, and The Chase Manhattan Bank, as Trustee.

The objectives of the Fund and each series thereof are income exempt from Federal income tax and, additionally, for all Series of the Fund other than the National Trust from state and local income tax and conservation of capital through an investment in an insured portfolio of interest-bearing obligations (the "Bonds") (and in certain series, Existing Fund Units representing an undivided interest in such obligations) issued by or on behalf of states, counties, territories or municipalities of the United States or authorities or political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income tax under existing law. The Bonds and the Existing Fund Units are collectively referred to herein as "Securities." Insurance has been obtained by each Series of the Fund and/or by the issuer of the Bonds involved guaranteeing the payment of principal and interest on the Bonds when such principal and interest shall become due for payment. Insurance has been obtained by each Series of the Fund from either AMBAC Indemnity Corporation ("AMBAC Indemnity") or Financial Guaranty Insurance Company ("Financial Guaranty") (except for the Multi-State Trust: Pennsylvania Trust, Series 6). For Series of the Multi-State Trust (except for Multi-State Trust: Pennsylvania Trust, Series 6) and for Series 112 and subsequent Series of the National Trust, the Trustee upon sale of a Bond in any such Series has the right to obtain Permanent Insurance for the Bond which is sold. All of the Bonds in the Multi-State Trust: Pennsylvania Trust, Series 6 are insured under policies of insurance obtained by the issuer of the Bonds. Insurance obtained by Series 8-111 of the National Trust, and all Series of the New York Trust and the Pennsylvania Trust is applicable only while the Bonds thus insured are held in the Fund. Insurance obtained by each series of the Fund from Financial Guaranty covers all Bonds in such series. Insurance obtained by each series of the Fund from AMBAC Indemnity covers all Bonds in such series which were not insured by the issuer. The underlying Bonds represented by the Existing Fund Units have been insured under substantially identical policies with AMBAC Indemnity at the time of creation of the respective series (or in certain instances some of such Bonds have been insured by the respective issuers of such bonds through insurance obtained from AMBAC Indemnity). Thus, the Bonds underlying the Existing Fund Units are not additionally insured by the respective series. THERE IS, OF COURSE, NO GUARANTEE THAT THE FUND'S OBJECTIVES WILL BE ACHIEVED. AN INVESTMENT IN THE FUND SHOULD BE MADE WITH AN UNDERSTANDING OF THE RISKS WHICH AN INVESTMENT IN FIXED RATE LONG-TERM DEBT OBLIGATIONS MAY ENTAIL, INCLUDING THE RISK THAT THE VALUE OF THE UNITS WILL DECLINE WITH INCREASES IN INTEREST RATES.

Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by the Fund unless Bonds are in default in payment of principal or interest or, in the Sponsor's opinion, are being quoted in the market at values which reflect a significant risk of such default. See "Public Offering-How is the Public Offering Price Determined?" On the other hand, the value of insurance obtained by the issuer of the Bonds is reflected and included in the market value of such Bonds.

Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a noncancellable policy for the scheduled payment of interest and principal on the Bonds is issued by the insurer. A single premium is paid for any Bonds insured by an issuer and a monthly premium is paid by each series of the Fund for the insurance obtained by it. All Bonds insured by the issuer thereof by AMBAC Indemnity and Financial Guaranty receive an "AAA" rating by Standard & Poor's and an "Aaa" rating by Moody's Investors Service, Inc. See "Why and How are the Trusts Insured?"

In selecting Bonds for the Fund, the following facts, among others, were considered: (i) the Standard & Poor's rating of the Bonds was in no case less than "BBB" or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa," at the date the series was established, including provisional or conditional ratings, respectively, or if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Fund (see "Description of Bond Ratings"), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the availability and cost of insurance on the principal and interest of the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer.

Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such Bond from the Portfolio, but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of a Bond. See "Rights of Unit Holders-How May Bonds be Removed from the Fund?" The Portfolio appearing in Part One contains Bond ratings, if any, for the Bonds listed at the date shown.

General Obligation Bonds are general obligations of a governmental entity that are backed by the taxing power of such entity. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds, both within a particular classification and between classifications, depending on numerous factors.

Healthcare Revenue Bonds are obligations of issuers whose revenues are primarily derived from services provided by hospitals or other health care facilities, including nursing homes. A health care issuer's ability to make debt service payments on these obligations is dependent on various factors, including occupancy levels of the facility, demand, government regulations, wages of employees, overhead expenses, competition from other similar providers, malpractice insurance costs and the degree of governmental financial assistance, including Medicare and Medicaid and other similar third-party payer programs.

Housing Revenue Bonds are obligations of issuers whose revenues are primarily derived from mortgage loans on single family residences or housing projects for low to moderate income families. Housing Revenue Bonds are generally payable at any time and therefore their average life will ordinarily be less than their stated maturities. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including occupancy levels, rental income, mortgage default rates, taxes, operating expenses, governmental regulations and the appropriation of subsidies.

Water and Sewerage Revenue Bonds are obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such Bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

Electric Utility Revenue Bonds are obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, increased Federal, state and municipal government regulations, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation.

Lease Obligation Revenue Bonds are obligations issued primarily by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings
(i.e., schools, administrative offices, convention centers and prisons) or the purchase of equipment (i.e., police cars and computer systems) that will be used by a state or local government (the "lessee"). These obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year, or construction and abatement risk-rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee.

Industrial Revenue Bonds ("IRBs") are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. Debt service payments on IRBs are dependent upon various factors, including the creditworthiness of the corporate operator of the project and, if applicable, corporate guarantor, revenues generated from the project, expenses associated with the project and regulatory and environmental restrictions.

Transportation Facility Revenue Bonds are obligations payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The ability of issuers to make debt service payments on airport obligations is dependent on the capability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, many airlines may have difficulty meeting their obligations under these use agreements. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Educational Obligation Revenue Bonds are obligations of issuers which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes. General problems relating to college and university obligations include the prospect of a declining percentage of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Resource Recovery Facility Revenue Bonds are obligations which are payable from and secured by revenues derived from the operation of facilities designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; or administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities.

Existing Fund Units have been deposited with the Trustee in three series of the Fund. These Units at the respective dates of deposit represented approximately 4% of the principal amount of the respective Trust's portfolio. The investment objectives of all of the series of the Fund are similar, and the Sponsor and Trustee of the series represented by the Existing Fund Units have responsibilities and authority and receive fees substantially identical to those described in this Prospectus. All Existing Fund Units were purchased by the Sponsor in the secondary market for inclusion in the respective Portfolio and were not taken from the Sponsor's inventory.

Investors should be aware that many of the Bonds in each Portfolio are subject to continuing requirements such as the actual use of Bond proceeds or manner of operation of the project financed from Bond proceeds that may affect the exemption of interest on such Bonds from Federal income taxation. Although at the time of issuance of each of the Bonds in the Fund an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuers or other obligor on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unit holders to unanticipated tax liabilities.

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that any series of the Fund will retain for any length of time the size and composition which existed at the date of the information in Part One. Neither the Sponsor nor either Trustee shall be liable in any way for any default, failure or defect in any Bond. Certain of the Bonds contained in each series of the Fund may be subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to the optional redemption provisions and sinking fund provisions described in the "Portfolio" in Part One or pursuant to special or extraordinary redemption provisions. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par or, in the case of a zero coupon bond, at the accreted value from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. Special or extraordinary redemption provisions may provide for redemption at par (or for original issue discount bonds at issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium) of all or a portion of an issue upon the occurrence of certain circumstances. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the estimated current return and estimated long-term return on Units of each Trust. Redemption pursuant to call provisions is more likely to occur, and redemption pursuant to sinking fund provisions may occur, when the Bonds have an offering side valuation which represents a premium over par, or for original issue discount bonds, a premium over the par value or the accreted value. Unit holders may recognize capital gain or loss upon any redemption or call.

Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Sponsor, Evaluator, Portfolio Supervisor or Trustee or other service providers to the Fund do not properly process and calculate date-related information and data involving dates of January 1, 2000 and thereafter. This is commonly known as the "Year 2000 Problem." The Sponsor, Evaluator, Portfolio Supervisor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund. The Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the Bonds contained in the Fund.

To the best knowledge of the Sponsor, there is no litigation other than that which is described in this Prospectus or any supplement thereto pending as of the date hereof in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Fund. At any time, litigation may be initiated on a variety of grounds with respect to Bonds in the Fund. Such litigation, as for example suits challenging the issuance of pollution control revenue bonds under recently-enacted environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received opinions of bond counsel to the issuing authority of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal income taxes and, where applicable, state and local taxes. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

To the extent that Units are redeemed by the Trustee, the fractional undivided interest represented by each unredeemed Unit in the related Fund will increase, although the actual interest represented by such fraction will remain substantially unchanged. Units will remain outstanding until redeemed upon tender to a Trustee by any Unit holder, which may include the Sponsor, or until termination of the related Trust Agreement.

What are Estimated Long-Term Return and Estimated Current Return?

At the date of this Prospectus, the Estimated Current Return and the Estimated Long-Term Return, under the monthly, quarterly (if applicable) and semi-annual distribution plans, are as set forth in Part One attached hereto for each Trust. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Any change in either the Estimated Net Annual Interest Income per Unit or the Public Offering Price will result in a change in the Estimated Current Return. For each Fund, the Public Offering Price will vary in accordance with fluctuations in the prices of the underlying Bonds and the Net Annual Interest Income per Unit will change as Bonds are redeemed, paid, sold or exchanged in certain refundings or as the expenses of each Trust change. Therefore, there is no assurance that the Estimated Current Return indicated in Part One for each Fund will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in a Trust; and
(2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of a Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Fund will change, there is no assurance that the Estimated Long-Term Return indicated in Part One for each Fund will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. Neither rate reflects the true return to Unit holders, which is lower, because neither includes the effect of certain delays in distributions to Unit holders.

How is Accrued Interest Treated?

Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the Fund generally is paid semi-annually to the Fund. However, interest on the Bonds in the Fund is accounted for daily on an accrual basis. Because of this, the Fund always has an amount of interest earned but not yet collected by the Trustee because of non-collected coupons. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed net interest to the date of settlement.

Except through an advance of its own funds, the Trustee has no cash for distribution to Unit holders until it receives interest payments on the Bonds in the Fund. The Trustee will recover its advancements without interest or other costs to such Fund from interest received on the Bonds in the Fund. When these advancements have been recovered, regular distributions of interest to Unit holders will commence. See "Rights of Unit Holders-How are Interest and Principal Distributed?" Interest account balances are established with generally positive cash balances so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with interest distributions.

Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by the Fund and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the net interest accrued from the purchaser of his Units. Since the Trustee has the use of the net interest accrued held in the Interest Account for distributions to Unit holders and since such Account is non-interest-bearing to Unit holders, the Trustee benefits thereby.

Why and How are the Trusts Insured?

AMBAC INDEMNITY CORPORATION. THE FOLLOWING DISCUSSION CONCERNING AMBAC

INDEMNITY CORPORATION ("AMBAC INDEMNITY") AND INSURANCE POLICIES ISSUED BY AMBAC INDEMNITY APPLIES TO SERIES 8-111 OF THE NATIONAL TRUST AND ALL SERIES OF THE NEW YORK TRUST AND THE PENNSYLVANIA TRUST.

In an effort to protect Unit holders against any delay in payment of interest and against principal loss, insurance has been obtained by each series of the Fund or by the Bond issuer guaranteeing payment of interest and principal, when such shall become due for payment, in respect of the Bonds (bonds underlying the Existing Fund Units already being covered by insurance). The insurance policy obtained by each series of the Fund is noncancellable and will continue in force so long as each series of the Fund is in existence, and the Bonds described in the policy continue to be held by the Fund (see "Portfolio" in Part
One). Nonpayment of premiums on the policy obtained by each series of the Fund will not result in the cancellation of insurance but will permit the insurer to take action against the Trustee for the series involved to recover premium payments due it. Premium rates for each issue of Bonds protected by the policy obtained by each series of the Fund are fixed for the life of the respective series. The underlying bonds represented by the Existing Fund Units have been insured under substantially identical policies with AMBAC Assurance to those described herein at the time of creation of the respective series (or in certain instances some of such bonds have been insured by the respective issuers of such bonds through insurance obtained from AMBAC Assurance). Thus, the bonds underlying the Existing Fund Units are not additionally insured by the series of the Fund holding the Existing Fund Units. The premium for any insurance policy or policies obtained by an Existing Fund or an issue of bonds underlying such Existing Fund Units is payable on the same terms as the Fund's insurance policy or has been paid in advance by such issuer. Any such policy or policies are noncancellable and will continue in force so long as the bonds so insured are outstanding (in the case of issuer acquired insurance) or so long as such bonds are held by the Existing Fund (in the case of insurance acquired by the Existing Fund) and the insurers referred to below remain in business.

The aforementioned insurance guarantees the payment of principal and interest on the Bonds as they shall become due for payment. It does not guarantee the market value of the Bonds or the value of the Units. The insurance obtained by the Fund is effective only as to Bonds owned by and held in the Fund. In the event of a sale of any such Bond in Series 8-111 of the National Trust and all Series of the New York Trust and the Pennsylvania Trust by the Trustee, the insurance terminates as to such Bond on the date of sale.

Except as indicated below, insurance obtained by a Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only if the Bonds covered by such insurance are in default in payment of principal or interest or in the Sponsor's opinion are being quoted in the market at values which reflect a significant risk of such default. The value of the insurance will be equal to the difference between the market value of a Bond in default in payment of principal or interest or in the Sponsor's opinion is being quoted in the market at a value which reflects a significant risk of default and the market value of comparable bonds which are not in such situations. However, the Evaluator will not assign a value greater than par value to Bonds in default or in significant risk of default. Except under limited circumstances, it is also the present intention of the Trustee not to sell such Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because the value attributable to the insurance cannot be realized upon sale. See "Public Offering-How is the Public Offering Price Determined?" herein for a more complete description of the Evaluator's method of valuing Bonds which are in default in payment of principal or interest or in significant risk of such default. Insurance obtained by the issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

The insurance policy obtained by Series 8-111 of the National Trust and all Series of the New York Trust and the Pennsylvania Trust originally issued by MGIC Indemnity Corporation ("MGIC Indemnity") and any other policy obtained by a Bond issuer was originally issued either by American Municipal Bond Assurance Corporation ("AMBAC") or MGIC Indemnity. MGIC Indemnity and AMBAC were each subsidiaries of MGIC Investment Corporation. MGIC Indemnity and AMBAC were merged as of March 31, 1984. The surviving corporation, MGIC Indemnity Corporation, was renamed AMBAC Indemnity Corporation ("AMBAC Indemnity") as of June 1, 1984. Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to AMBAC Assurance Corporation ("AMBAC Assurance").

AMBAC Assurance is a Wisconsin-domiciled stock insurance company regulated by the Office of the Commissioner of Insurance of the State of Wisconsin, and licensed to do business in fifty states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,879,280,693 (unaudited) and qualified statutory capital of approximately $1,655,553,657 (unaudited) as of December 31, 1997. Statutory capital consists of AMBAC Assurance's policyholders' surplus and statutory contingency reserve. AMBAC Assurance is a wholly-owned subsidiary of AMBAC Financial Group, Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a triple-A claims-paying ability rating to AMBAC Assurance.

Copies of AMBAC Assurance's financial statements prepared in accordance with statutory accounting standards are available from AMBAC Assurance. The address of AMBAC Assurance's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340.

The information relating to AMBAC Assurance contained above has been furnished by AMBAC Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

To be in the Portfolio of Series 8-111 of the National Trust and of any Series of the New York Trust and the Pennsylvania Trust, Bonds must have been insured by AMBAC Assurance or have been eligible for the insurance obtained from AMBAC Assurance. In determining eligibility for insurance, AMBAC Assurance applied its own standards which correspond generally to the standards it normally uses in establishing the insurability of new issue municipal bonds and which were not necessarily the same as the criteria used in regard to the selection of Bonds by the Sponsor. To the extent the standards of AMBAC Assurance are more restrictive than those of the Sponsor, the previously stated Fund investment criteria have been limited with respect to the Bonds. This decision was made prior to the Date of Deposit, as Bonds not eligible for such insurance (or not already insured by the issuer thereof) were not deposited in the Fund. Thus, all Bonds in each Portfolio of Series 8-111 of the National Trust and any Series of the New York Trust and the Pennsylvania Trust are insured, either by the respective series of the Trust or by the issuer of the Bonds.

The contracts of insurance relating to the various Portfolios and the negotiations in respect thereof represent the only significant relationship between AMBAC Assurance and the Sponsor or the Fund. Otherwise neither AMBAC Assurance nor its parent, AMBAC Inc., or any associate thereof has any significant relationship, direct or indirect, with the Fund or the Sponsor, except that the Sponsor has in the past and may from time to time in the future, in the normal course of its business, participate as sole underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the timely payment of interest and principal has been obtained from AMBAC Assurance.

Because the Bonds are insured by AMBAC Assurance as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to Series 8-111 of the National Trust and any Series of the New York Trust and the Pennsylvania Trust its "AAA" investment rating. This is the highest rating assigned to securities by Standard & Poor's (see "Description of Bond Ratings"). The obtaining of this rating by the Fund should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Fund or the Units. Standard & Poor's has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of the Fund or sales by the Fund of Bonds for less than the purchase price paid by such Trust will reduce payment to Unit holders of the interest and principal required to be paid on such Bonds. There is no guarantee that the "AAA" investment rating with respect to the Units of an insured Trust will be maintained.

An objective of portfolio insurance obtained by the Fund is to obtain higher yield on the Securities in the Portfolio than would be available if all the Bonds in such Portfolio had the Standard & Poor's "AAA" and/or Moody's Investors Service, Inc. "Aaa" rating(s) and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Bonds. There is, of course, no certainty that this result will be achieved. Bonds in the Fund which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's Investors Service, Inc.) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's Investors Service, Inc. In selecting such Bonds for the Portfolio, the Sponsor applied the criteria described above.

In the event of nonpayment of interest or principal, when due, in respect of a Bond, the appropriate insurer shall make such payment no later than 30 days after it has been notified that such non-payment has occurred. The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by AMBAC Assurance are substantially identical insofar as liability to the Trust is concerned.

Chapman and Cutler, Counsel for the Sponsor, has given an opinion to the effect that the payment of insurance proceeds representing maturing interest on defaulted municipal obligations paid by AMBAC Assurance or another insurer would be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "What is the Federal Tax Status of Unit Holders?"

AMBAC Assurance is subject to regulation by the department of insurance in each state in which it is qualified to do business. Such regulation, however, is no guarantee that it will be able to perform its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to AMBAC Assurance which would materially impair the ability of AMBAC Assurance to meet its commitments pursuant to any contract of bond or portfolio insurance.

To determine the Bonds in the Portfolio which are insured through insurance obtained by the issuer thereof and the Bonds which are insured under one of the Fund's portfolio insurance policies, see "Portfolio" in Part One.

FINANCIAL GUARANTY INSURANCE COMPANY. THE FOLLOWING DISCUSSIONS CONCERNING FINANCIAL GUARANTY INSURANCE COMPANY AND INSURANCE POLICIES ISSUED BY FINANCIAL GUARANTY INSURANCE COMPANY APPLY TO SERIES 112 AND SUBSEQUENT SERIES OF THE NATIONAL TRUST AND ALL SERIES OF THE MULTI-STATE TRUST EXCEPT THE MULTI-STATE TRUST: PENNSYLVANIA TRUST, SERIES 6. ALL OF THE BONDS IN THE MULTI-STATE TRUST: PENNSYLVANIA TRUST, SERIES 6 ARE INSURED UNDER POLICIES OF INSURANCE OBTAINED BY THE ISSUERS OF THE BONDS FROM FINANCIAL GUARANTY INSURANCE COMPANY ("FINANCIAL GUARANTY"), AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION, MUNICIPAL BOND INSURANCE ASSOCIATION AND BOND INVESTORS GUARANTY INSURANCE COMPANY. THE PREMIUMS FOR THE INSURANCE POLICIES OBTAINED BY THE ISSUERS OF THE BONDS IN THE MULTI-STATE TRUST: PENNSYLVANIA TRUST, SERIES 6 HAVE BEEN PAID IN ADVANCE BY SUCH ISSUERS AND SUCH POLICIES ARE NONCANCELLABLE AND WILL CONTINUE IN FORCE SO LONG AS THE BONDS SO INSURED ARE OUTSTANDING. BECAUSE OF THE INSURANCE OBTAINED BY THE ISSUERS OF THE BONDS IN THE MULTI-STATE TRUST: PENNSYLVANIA TRUST, SERIES 6, STANDARD & POOR'S CORPORATION HAS RATED THE UNITS OF SUCH TRUST "AAA."

In an effort to protect Unit holders against any delay in payment of interest and against principal loss, insurance has been obtained for Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust (except the Multi-State Trust: Pennsylvania Trust, Series 6) from Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, guaranteeing the scheduled payment of interest and principal in respect of the Bonds deposited in and delivered to each series of the Trust. The insurance policy obtained by each such series of the Trust is noncancellable and will continue in force so long as such series of the Trust is in existence and the Bonds described in the policy continue to be held by the Trust (see "Portfolio" in Part One for each Trust). Nonpayment of premiums on the policies obtained by the Trust will not result in the cancellation of insurance but will permit Financial Guaranty to take action against the Trustee to recover premium payments due it. Premium rates for each issue of Bonds protected by the policy obtained by a Series of the Fund are fixed for the life of the respective series. The premium for any insurance policy or policies obtained by an issuer of Bonds has been paid in advance by such issuer and any such policy or policies are noncancellable and will continue in force so long as the Bonds so insured are outstanding and the insurer and/or insurers thereof remain in business.

Under the provisions of the aforementioned insurance, Financial Guaranty unconditionally and irrevocably agrees to pay Citibank, N.A. or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Bonds. The term "due for payment" means, when referring to the principal of a Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Bond, the stated date for payment of interest, except that when the interest on a Bond shall have been determined as provided in the underlying documentation relating to such Bond, to be subject to Federal income taxation. "Due for payment" also means, when referring to the principal of such Bond, the date on which such Bond has been called for mandatory redemption as a result of such determination of taxability, and when referring to interest on such Bond, the accrued interest at the rate provided in such documentation to the date on which such Bond has been called for such mandatory redemption, together with any applicable redemption premium. The term "due for payment" will not include, when referring to either the principal of a Bond or the interest on a Bond, any acceleration of payment unless such acceleration is at the sole option of Financial Guaranty.

Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Bond, appurtenant coupon or right to payment of principal or interest on such Bonds and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment thereof.

Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee upon the sale of a Bond in Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust (except the Multi-State Trust: Pennsylvania Trust, Series 6) has the right to obtain permanent insurance with respect to such Bond (i.e. insurance to maturity of the Bonds regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in such Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance only if upon such exercise a Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Bonds were sold on an uninsured basis. The insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond.

The policies obtained by Series 112 and subsequent Series of the National Trust and each Series of the Multi-State Trust (except the Multi-State Trust: Pennsylvania Trust, Series 6) were issued by Financial Guaranty. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a wholly-owned subsidiary of General Electric Capital Corporation ("GECC"). Neither the Corporation nor GECC is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 1997, the total capital and surplus of Financial Guaranty was approximately $1,255,590,411.

Financial Guaranty is currently authorized to write insurance in all fifty states and in the District of Columbia. Copies of Financial Guaranty's financial statements, prepared on the basis of statutory accounting principles, and the Corporation's financial statements, prepared on the basis of generally accepted accounting principles, may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number is (212) 312-3000) or to the New York State Insurance Department at 160 West Broadway, 18th Floor, New York, New York 10013, Attention: Property Companies Bureau (telephone number (212) 621-0389).

The information relating to Financial Guaranty contained above has been furnished by such corporation. The financial information contained herein with respect to such corporation is unaudited but appears in reports or other materials filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof.

In order to be in Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust (except the Multi-State Trust:
Pennsylvania Trust, Series 6), Bonds must be covered by the insurance obtained from Financial Guaranty by the Fund. In determining whether to insure bonds, Financial Guaranty has applied its own standards which are not necessarily the same as the criteria used in regard to the selection of bonds by the Sponsor. The decision was made prior to the Date of Deposit, as bonds not covered by such insurance are not deposited in a Trust. The insurance obtained by Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust (except the Multi-State Trust: Pennsylvania Trust, Series 6) covers Bonds deposited in the respective series and physically delivered to the Trustee in the case of bearer bonds or registered in the name of the Trustee or its nominee or delivered along with an assignment in the case of register bonds or registered in the name of the Trustee or its nominee in the case of Bonds held in book-entry form.

Insurance obtained by Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust or by the Bond issuer does not guarantee the market value of the Bonds or the value of the Units. The insurance obtained by each series of a Trust is effective only as to Bonds owned by and held in the respective series. In the event of a sale of any such Bond by the Trustee, the insurance terminates as to such Bond on the date of sale. In the event of a sale of a Bond held in Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust, the Trustee has the right to obtain Permanent Insurance upon the payment of an insurance premium from the proceeds of the sale of such Bond. Except as indicated below, insurance obtained by a Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to the insurance obtained by a Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, are being quoted in the market at values which reflect a significant risk of such default. The value of the insurance will be equal to the difference between (i) the market value of a Bond assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) which is in default in payment of principal or interest or in significant risk of such default and (ii) the market value of such Bonds not covered by Permanent Insurance. See "Public Offering-How is the Public Offering Price Determined?" herein for more complete description of the Evaluator's method of valuing defaulted Bonds and Bonds which have a significant risk of such default. Insurance obtained by the issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

The contract of insurance obtained by Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Fund or the Sponsor, except that the Sponsor has in the past and may from time to time in the future, in the normal course of its business, participate as sole underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds, or participate in secondary market transactions involving municipal bonds, in which the investors or the affiliates of FGIC Corporation have or will be participants or for which a policy of insurance guaranteeing the scheduled payment of interest and principal has been obtained from Financial Guaranty. Neither the Fund nor the Units nor the Portfolio is insured directly or indirectly by FGIC Corporation.

Because the Bonds are insured by Financial Guaranty as to the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of Financial Guaranty, Standard & Poor's has assigned to Series 112 and subsequent Series of the National Trust and each Series of the Multi-State Trust its "AAA" investment rating. This is the highest rating assigned to securities by Standard & Poor's. See "Description of Bond Ratings." The obtaining of this rating by a Trust should not be construed as an approval of the offering of the

Units by Standard & Poor's or as a guarantee of the market value of a Trust or the Units. Standard & Poor's has indicated that this rating is not a recommendation to buy, hold or sell units nor does it take into account the extent to which expenses of a Trust or sales by a Trust of Bonds for less than the purchase price paid by a Trust will reduce payment to Unit holders of the interest and principal required to be paid on such Bonds. There is no guaranty that the "AAA" investment rating with respect to the Units will be maintained.

An objective of portfolio insurance obtained by a Trust is to obtain a higher yield on the Securities in the portfolio than would be available if all the bonds in such portfolio had the Standard & Poor's "AAA" and/or Moody's Investors Service, Inc. "Aaa" rating(s) and at the same time to have the protection of insurance of scheduled payment of interest and principal on the Bonds. There is, of course, no certainty that this result will be achieved. Bonds in a Trust for which insurance has been obtained by the issuer (all of which were rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's Investors Service, Inc.) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's Investors Service, Inc. In selecting Bonds for the portfolio of each Trust, the Sponsor has applied the criteria hereinbefore described.

Chapman and Cutler, Counsel for the Sponsor, have given an opinion to the effect that such payment of insurance proceeds representing maturing interest on defaulted municipal obligations paid by Financial Guaranty would be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations. See "What is the Federal Tax Status of Unit Holders?"

Except for the Multi-State Trust: Pennsylvania Trust, Series 6, all Bonds in the National Trust and the Multi-State Trust are insured under one of the Trust's portfolio insurance policies. Certain Bonds in the portfolio may also be insured through insurance obtained by the issuer thereof. See "Portfolio" in Part One.

What is the Federal Tax Status of Unit Holders?

See Part Three for each Trust.

Certain Considerations

Certain Trusts of the Fund may contain Bonds of issuers which will be affected by general economic conditions of Puerto Rico or Guam. For additional considerations, if any, pertaining to each Trust, see Part Three for each Trust.

Puerto Rico. Trusts of the Fund may contain Bonds of issuers which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is closely integrated with that of mainland United States. During fiscal 1996 approximately 88% of Puerto Rico's exports were to the U.S. mainland, which was also the source of approximately 62% of Puerto Rico's imports. The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, including finance, insurance and real estate, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to the expansion of the manufacturing sector.

Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1993 through fiscal 1997. Almost every sector of the economy participated and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers and the relatively low cost of borrowing. Further growth in the Puerto Rico economy in fiscal 1998 depends on several factors, including the strength of the U.S. economy, the relative stability in the price of oil imports, increases in the number of visitors to the island, the level of exports, the exchange value of the U.S. dollar, the level of federal transfers and the cost of borrowing.

The economic activity index showed an increase of four points in fiscal 1997, reaching 163.5, 13 points above 1992. The increase in Puerto Rico's gross product surpassed 3%, a rate almost four times greater than that of 1992. The main driving force behind this growth was manufacturing, Puerto Rico's largest and most quickly developing economic sector. Manufacturing exports increased 35% during the last five years, from $16.9 billion in 1993 to $22.8 billion in 1997, due in part to increasing emphasis on rebuilding Puerto Rico's infrastructure, including the upcoming renovation of the Port of San Juan. Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1996, aggregate personal income was $29.4 billion ($27.8 billion in 1992 prices). In fiscal 1997, personal income per capita was approximately $8,200, up from $7,882 in 1996 and $6,429 in 1992.

Puerto Rico's unemployment, although at relatively low historical levels, remains above the average for the United States. Average total employment increased from 987,000 in fiscal 1992 to 1,132,000 in fiscal 1997, with 145,000 new jobs created during the most recent five-year period, an increase of 14.7%. Non-farm employment (not seasonally adjusted) for December 1997 reached 955,000, its highest level. The average unemployment rate decreased from 17.0% in fiscal 1993 to 13.5% in fiscal 1997.

The Puerto Rican economy is affected by a number of Commonwealth and federal investment incentive programs. Aid for Puerto Rico's economy has traditionally depended heavily on federal programs, and current federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar. One of the factors assisting the development of the Puerto Rican economy has been the tax incentives offered by the federal and Puerto Rico governments.

Puerto Rico's future will be determined by the leadership and initiatives of both the private and public sector to compensate for the loss of the federal tax credit under Section 936 of the U.S. tax code. This important credit which enabled companies to repatriate profits at a 40-60% reduction in federal taxes was terminated as of July 1996. Existing U.S. companies operating in Puerto Rico were given a ten year grace period, but new U.S. manufacturing companies coming to Puerto Rico will have to pay U.S. deferral taxes when repatriating their profits to the mainland.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of Puerto Rico and various agencies and political subdivisions located in Puerto Rico. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Trusts to pay interest on or principal of the Bonds.

Guam. The Trusts of the Fund may contain Bonds of issues which may be affected by economic conditions in Guam. Guam is an unincorporated territory of the United States; legislation currently being considered in the U.S. Congress would make Guam a U.S. commonwealth.

Guam's economy is heavily dependent on tourism and U.S. military activity. Tourism is affected by general economic conditions and by the value of the U.S. dollar. Since over 80% of Guam's tourists in recent years have been from Japan, Guam's economy may be significantly affected by a decline in the value of the Japanese yen relative to the U.S. dollar and any decline in the Japanese economy.

The U.S. military, which accounts for 20% of all employment in Guam and occupies approximately one-third of Guam's land area, affects Guam's economy through the spending of military personnel and their dependents, the employment of civilian personnel, construction contracts and other purchases of materials and services and the refunding to the government of Guam of Federal income taxes paid by military personnel. Any reduction in U.S. military spending generally or any reallocation of that spending away from Guam could, therefore have a substantial effect on Guam's economy.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of Guam and various agencies and political subdivisions located in Guam. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Trusts to pay interest on or principal of the Bonds.

What are the Expenses and Charges?

The Sponsor does not charge the Fund any advisory fee. At no cost to the Trusts, the Sponsor has borne all the expenses of creating and establishing the Fund, including the cost of the initial preparation, printing and execution of the Indenture and the certificates for the Units, legal and accounting expenses, expenses of the Trustee and other out-of-pocket expenses.

For valuations of Bonds in each series of the Fund, the Evaluator receives from each series of the Fund a fee as indicated in Part One of each Trust. The fees of the Trustee for ordinary recurring services to the respective series of a Trust which they serve are as indicated in Part One of each Trust. The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date from the Interest Account to the extent funds are available and then from the Principal Account. Since a Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to a Trust is expected to result from the use of these funds. Both fees may be increased without approval of the Unit holders by amounts not to exceed to proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor.

The annualized cost of portfolio insurance is set forth in Part One for each series of the Fund other than the Multi-State Trust: Pennsylvania Trust, Series 6. The portfolio insurance continues so long as a Trust retains the Bonds thus insured. Premiums are payable monthly in advance by the Trustee on behalf of the Trust. As Bonds in the Portfolio are redeemed by their respective issuers or sold by the Trustee, the amount of the premium will be reduced in respect of those Bonds no longer owned by or held in a series of the Trust which were insured by insurance obtained by the Trust. Except with respect to the Multi-State Trust:
Pennsylvania Trust, Series 6, Bonds for which insurance has been obtained by the issuer from Financial Guaranty are also insured by the Multi-State Trust but no premium is charged for the insurance obtained by the Multi-State Trust on such Bonds. Bonds for which insurance has been obtained by the issuer from insurance companies other than Financial Guaranty are also insured by the Multi-State Trust (except with respect to the Multi-State Trust: Pennsylvania Trust, Series 6) but the premiums for insurance obtained by the Multi-State Trust on such Bonds reflect the existence of the insurance obtained by the issuer from such other insurance companies. In the case of Bonds for which insurance has been obtained by the issuer, the Trust either incurs no cost (because such Bonds were not additionally insured under the policy obtained by the Trust) or a cost which reflects the existence of such insurance if the Bonds are covered by the policy obtained by the Trust. The Fund does not incur any cost for insurance which relates to bonds underlying Existing Fund Units, since the premium or premiums for such insurance has been paid either by the Existing Funds or by the respective issuer of such bonds. Bonds insured by the issuer, for Series 111 and prior series of the National Trust, and all Series of the New York and Pennsylvania Trust, and Existing Fund Units are not additionally insured by the series of the Fund. For Series 112 and subsequent series of the National Trust and all series of the Multi-State Trust (except Multi-State Trust: Pennsylvania Trust, Series 6), the premium payable for Permanent Insurance will be paid solely from the proceeds of the sale of a Bond in the event the Trustee exercises the right to obtain Permanent Insurance on the Bond. The premiums for such Permanent Insurance with respect to each Bond will decline over the life of the Bond.

The following additional charges are or may be incurred by a Trust: all expenses (including legal and auditing expenses) of the Trustee incurred in connection with its responsibilities under the Indenture, except in the event of negligence, bad faith or willful misconduct on its part; the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services perform under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of, or in connection with, its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, of liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of the Trust; all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); and expenditures incurred in contacting Unit holders upon termination of the Trust. The above expenses and the Trustee's annual fee, when paying or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all these amounts if funds are not otherwise available in the Interest and Principal Accounts of the Trust. The Trust will be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Trust shall exceed $.50 per Unit on an annual basis. Unit holders of a Trust covered by an audit may obtain a copy of the audited financial statements upon request.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust plus interest accrued to the date of settlement. All expenses incurred in maintaining a market, other than the fees of the Evaluator and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS UNITS, HE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. Prospectuses relating to certain other bond funds indicate an intention, subject to change, on the part of the respective sponsors of such funds to repurchase units of those funds on the basis of a price higher than the bid prices of the securities in the funds. Consequently, depending upon the prices actually paid, the repurchase price of other sponsors for units of their funds may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of a Trust in secondary market transactions. The purchase price per unit of such bond funds will depend primarily on the value of the securities in the Portfolio of the applicable Trust.

The Public Offering Price of Units of a Trust will be determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds in a Trust the appropriate sales charge determined in accordance with the schedule set forth below, based upon the number of years remaining to the maturity of each Bond in the portfolio of the Trust, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of the Trust and dividing the result by the number of Units of such trust then outstanding. The minimum sales charge on Units will be 3% of the Public Offering Price (equivalent to 3.093% of the net amount invested). For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the various Bonds in the Trusts based upon the maturities of such bonds, in accordance with the following schedule:

                                                Secondary Offering Period
                                                     Sales Charge
                                                __________________________
                                                Percentage      Percentage
                                                of Public       of Net
                                                Offering        Amount
Years to Maturity                               Price           Invested
________________                                __________      __________
0 Months to 1 Year                              1.00%           1.010%
1 but less than 2                               1.50            1.523
2 but less than 3                               2.00            2.041
3 but less than 4                               2.50            2.564
4 but less than 5                               3.00            3.093
5 but less than 6                               3.50            3.627
6 but less than 7                               4.00            4.167
7 but less than 8                               4.50            4.712
8 but less than 9                               5.00            5.263
9 but less than 10                              5.50            5.820
10 or more                                      5.80            6.157

There will be no reduction of the sales charges for volume purchases. A dealer will receive from the Sponsor a dealer concession of 70% of the total sales charges for Units sold by such dealer and dealers will not be eligible for additional concessions for Units sold pursuant to the above schedule.

An investor may aggregate purchases of Units of two consecutive series of a particular State, National, Discount, Intermediate, Long Intermediate or Short Intermediate Trust for purposes of calculating the discount for volume purchases listed above. Additionally, with respect to the employees, officers and directors (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of Nike Securities L.P. and its subsidiaries the sales charge is reduced by 2% of the Public Offering Price for purchases of Units during the secondary offering period.

Any such reduced sales charge shall be the responsibility of the selling Underwriter or dealer except that with respect to purchases of Units of $500,000 or more, the Sponsor will reimburse the selling Underwriter or dealer in an amount equal to $2.50 per Unit (in the case of a Discount Trust, .25% of the Public Offering Price). The reduced sales charge structure will apply on all purchases of Units in a Trust by the same person on any one day from any one Underwriter or dealer and, for purposes of calculating the applicable sales charge, purchases of Units in the Fund will be aggregated with concurrent purchases by the same person from such Underwriter or dealer of units in any series of tax-exempt unit investment trusts sponsored by Nike Securities L.P. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purpose of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

Units may be purchased in the secondary market at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see "Public Offering-How are Units Distributed?") by investors who purchase Units through registered investment advisers, certified financial planners and registered broker/dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

From time to time the Sponsor may implement programs under which Underwriters and dealers of the Fund may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of an Underwriter or dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will allow to any such Underwriter or dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying Underwriters or dealers for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unit holders pay for their Units or the amount that the Trusts will receive from the Units sold.

A comparison of tax-free and equivalent taxable estimated current returns and estimated long-term returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Securities L.P. with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

The aggregate price of the Securities in each Trust is determined by whoever from time to time is acting as evaluator (the "Evaluator"), on the basis of bid prices, as of the close of trading on the New York Stock Exchange on each day on which it is open, (1) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (2) if such prices are not available for any of the Bonds, on the basis of current market prices for comparable bonds; (3) by determining the value of the Bonds by appraisal; or (4) by any combination of the above. For purposes of such determinations, the close of trading on the New York Stock Exchange is 4:00 p.m. Eastern time. Unless Bonds are in default in payment of principal or interest or, in the Sponsor's opinion, are being quoted in the market at values which reflect a significant risk of such default, the Evaluator will not attribute any value to the insurance obtained by the Trust. On the other hand, the value of insurance obtained by the issuer of Bonds is reflected and included in the market value of such Bonds.

The Evaluator will consider in its evaluation of Bonds deposited in a Series of the National Trust prior to Series 112 and Bonds deposited in any Series of the New York Trust and the Pennsylvania Trust which are, in the Sponsor's opinion, being quoted in the market at values which reflect a significant risk of such default (the "Defaulted Bonds") and which are covered by insurance obtained by such series of the Trust, the value of the insurance guaranteeing interest and principal payments as well as the market value of the Defaulted Bonds and the market value of bonds of issuers whose bonds, if identifiable, are of the same purpose of issue as the Defaulted Bonds, carry identical interest rates and maturities and are of a creditworthiness comparable to the Defaulted Bonds before the Defaulted Bonds went into default or became subject to a significant risk of such default. If such other bonds are not identifiable, the Evaluator will compare prices of bonds not subject to a significant risk of default that have, to the extent possible, similar characteristics as to purpose of issue, interest rates, maturities and creditworthiness. In any case the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy. For example, if the Trust were to hold the defaulted Bonds of a municipality, the Evaluator would first consider in its evaluation the market price of the defaulted Bonds. The Evaluator would also attribute a value to the insurance feature of the defaulted Bonds which would be equal to the difference between the market value of the Defaulted Bonds insured by the Trust and the market value of comparable bonds which were not in default in payment of principal or interest or in significant risk of such default. The Evaluator intends to use a similar valuation method with respect to Bonds insured by such series of the Trust if there is a significant risk of default and a resulting decrease in the market value. However, the Evaluator will not assign a value greater than par value to Bonds in default or in significant risk of default.

The Evaluator will consider in its evaluation of Bonds, deposited in Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust, which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default and which are covered by insurance obtained by Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust, the value of the insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of Financial Guaranty to meet its commitments under the Trust's insurance policy, including the commitments to issue Permanent Insurance. It is the position of the Sponsor that these methods are fair methods of valuing the Bonds and the insurance obtained by the Trust and reflect a proper valuation method in accordance with the provisions of the Investment Company Act of 1940.

The Evaluator may be attributing value to insurance for the purpose of computing the price or redemption value of Units for certain series of the Fund. See Part One for further information as to whether value is being attributed to insurance in determining the value of Units for that series of the Trust. For a description of the circumstances under which a full or partial suspension of the right of Unit holders to redeem their Units may occur, see "How May Units be Redeemed?"

The Evaluator shall determine daily the valuation of the Securities as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day on which the Exchange is open. For transactions occurring prior to the close of trading on the New York Stock Exchange, the Public Offering Price will be computed as of the close of trading on the Exchange on that day. For transactions occurring after the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), or on a day when the New York Stock Exchange is closed, the Public Offering Price will be computed as of the close of trading on the Exchange on the next day that such Exchange is open for trading. The price so determined will be the basis for purchases or sales of outstanding Units during the period of time any such price is effective.

The secondary market Public Offering Price of the Units will be equal to the BID price per Unit of the Bonds in the Trust, plus (less) any balance (overdraft) in the principal cash account of such Trust, plus the applicable sales charge.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become owner of the Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made five business days following such order or shortly thereafter. See "Rights of Unit Holders-How may Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Sales will be made to dealers and others at prices which represent a concession or agency commission of 4.0% of the Public Offering Price per Unit for each State, Discount or National Trust, 3.0% of the Public Offering Price for an Intermediate or Long Intermediate Trust, and 2.5% of the Public Offering Price per Unit for a Short Intermediate Trust, but the Sponsor reserves the right to change the amount of the concession to dealers and others from time to time. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated in the second preceding sentence. Under the Glass-Steagall Act, banks are prohibited from underwriting Fund Units, however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

What are the Sponsor's Profits?

The Sponsor and participating dealers will receive a gross sales commission as indicated in Part One for each Trust less any reduced sales charge for quantity purchases as described under "How is the Public Offering Price Determined?"

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased (based on the bid prices of the

Securities in each Trust) and the price at which Units are resold (which price includes the sales charge) or redeemed (based on the bid prices of the Securities in each Trust). The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

                         RIGHTS OF UNIT HOLDERS

How are Certificates Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made five business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the applicable Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification. Certificates for Units will bear an appropriate notation on their face indicating which plan of distribution has been selected in respect thereof. When a change is made, the existing certificate must be surrendered to the appropriate Trustee and a new certificate issued to reflect the then effective plan of distribution. There is no charge for this service.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred for reasons other than to change the plan of distribution, and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the appropriate Trustee for replacement.

How are Interest and Principal Distributed?

Interest from each Trust will be distributed as set forth in Part One for each Trust on a pro rata basis to Unit holders of record as of the preceding Record Date who are entitled to distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses for such Trust.

The pro rata share of cash in the Principal Account of each Trust will be computed monthly as of the fifteenth day of each month, and distributions to the Unit holders as of the applicable Record Date will be made as set forth in Part One for each Trust. Proceeds received from the disposition of any of the Securities (less any premiums due with respect to Bonds in Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust (except for the Multi-State Trust: Pennsylvania Trust, Series 6) for which the Trustee has exercised the right to obtain Permanent Insurance) after a Record Date and prior to the following Distribution Date will be held in the Principal Account and not distributed until the next Distribution Date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds), nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $1.00 per Unit.

The Trustee will credit to the Interest Account of each Trust all interest received by such Trust, including that part of the proceeds (including insurance proceeds) of any disposition of Securities which represents accrued interest. Other receipts will be credited to the Principal Account of such Trust. The distribution to the Unit holders as of each applicable Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to such portion of the holder's pro rata share of the estimated annual income after deducting estimated expenses as is consistent with the distribution plan chosen. Because interest payments are not received by the Fund at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the Record Date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after the purchase under the applicable plan of distribution. The Trustee is not required to pay interest on Funds held in the Principal or Interest Account of a Trust (but may itself earn interest thereon and therefore benefits from the use of such funds).

As of the fifteenth of each month, the applicable Trustee will deduct from the Interest Account of each Trust and, to the extent funds are not sufficient therein, from the Principal Account of each Trust, amounts necessary to pay the expenses of such Trust. A Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, a Trustee may withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemption of Units of such Trust by the Trustee.

Record Dates for monthly distributions will be the fifteenth day of each month, Record Dates for quarterly distributions (if applicable) will be the fifteenth day of March, June, September and December and Record Dates for semi-annual distributions will be the fifteenth day of June and December. Distributions will be made as set forth in Part One for each Trust.

The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each year, approximately six weeks prior to the end of May, the applicable Trustee will furnish each Unit holder a card to be returned to such Trustee not more than 30 nor less than 10 days before the end of such month. Unit holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their certificate, to the Trustee. If the card and certificate are returned to the Trustee, the change will become effective as of June 16 of that year. If the card and certificate are not returned to the Trustee, the Unit holder will be deemed to have elected to continue with the same plan for the following twelve months.

How Can Distributions to Unit Holders be Reinvested?

Universal Distribution Option. Unit holders may elect participation in a Universal Distribution Option which permits a Unit holder to direct the Trustee to distribute principal and interest payments to any other investment vehicle of which the Unit holder has an existing account. For example, at a Unit holder's direction, the Trustee would distribute automatically on the applicable distribution date interest income or principal on the participant's Units to, among other investment vehicles, a Unit holder's checking, bank savings, money market, insurance, reinvestment or any other account. All such distributions, of course, are subject to the minimum investment and sales charges, if any, of the particular investment vehicle to which distributions are directed. The Trustee will notify the participant of each distribution pursuant to the Universal Distribution Option. The Trustee will distribute directly to the Unit holder any distributions which are not accepted by the specified investment vehicle. A participant may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Universal Distribution Option and receive directly future distributions on his Units.

Distribution Reinvestment Option. The Sponsor has entered into an arrangement with Oppenheimer Management Corporation, which permits any Unit holder of a Trust to elect to have each distribution of interest income or principal on his Units automatically reinvested in shares of either the Oppenheimer Intermediate Tax-Exempt Bond Fund (the "Intermediate Series") or the Oppenheimer Insured Tax-Exempt Bond Fund (the "Insured Series"). Oppenheimer Management Corporation is the investment adviser of each Series which are open-end, diversified management investment companies. The investment objective of the

Intermediate Series is to provide a high level of current interest income exempt from Federal income tax through the purchase of investment grade securities. The investment objective of the Insured Series is to provide as high a level of current interest income exempt from Federal income tax as is consistent with the assurance of the scheduled receipt of interest and principal through insurance and the preservation of capital (the income of either Series may constitute an item of preference for determining the Federal alternative minimum tax). The objectives and policies of each Series are presented in more detail in the prospectus for each Series.

Each person who purchases Units of a Trust may use the card attached to this prospectus to request a prospectus describing each Series and a form by which such person may elect to become a participant in Distribution Reinvestment Option with respect to a Series. Each distribution of interest income or principal on the participant's Units will automatically be applied by the Trustee to purchase shares (or fractions thereof) of a Series without a sales charge and with no minimum investment requirements.

The shareholder service agent for each Series will mail to each participant in the Distribution Reinvestment Option confirmations of all transactions undertaken for such participant in connection with the receipt of distributions from any of the Trusts and the purchase of shares (or fractions thereof) of a Series.

A participant may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Distribution Reinvestment Option and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsor and Oppenheimer Management Corporation each have the right to terminate the Distribution Reinvestment Option, in whole or in part.

It should be remembered that even if distributions are reinvested through the Universal Distribution Option or the Distribution
Reinvestment Option they are still treated as distributions for income tax purposes.

What Reports will Unit Holders Receive?

The Trustee shall furnish Unit holders of each Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement as to (1) the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities of such Trust), the amount of such interest representing insurance proceeds, deductions for payment of applicable taxes and fees and expenses of the Fund, redemption of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year;
(2) the Principal Account: the dates of disposition of any Securities of such Trust and the net proceeds received therefrom (excluding any portion representing interest, and in the case of Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust (except for the Multi-State Trust: Pennsylvania Trust, Series 6), the premium attributable to the exercise of the right to obtain Permanent Insurance), deductions for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) the Securities held and the number of Units of such Trust outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) the amounts actually distributed during such calendar year from the Interest Account and from the Principal Account of such Trust, separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Date for such distributions.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the applicable Trustee, evaluations of the Bonds in their Trust furnished to it by the Evaluator.

Each distribution statement will reflect pertinent information in respect of all plans of distribution so that Unit holders may be informed regarding the results of other plan or plans of distribution.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his Units by tender to the applicable Trustee at its corporate trust office in the City of New York of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the applicable Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the applicable Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except that as regards Units received after the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the applicable Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be canceled.

Accrued interest to the settlement date paid on redemption shall be withdrawn from the Interest Account of the Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Trust.

The Redemption Price per Unit (and the Public Offering Price per Unit) will be determined on the basis of the bid price of the Securities in a Trust, as of the close of trading on the New York Stock Exchange on the date any such determination is made. The Redemption Price per Unit is the pro rata share of each Unit determined by the applicable Trustee on the basis of (1) the cash on hand in a Trust or moneys in the process of being collected, (2) the value of the Securities in the Trust based on the bid prices of the Bonds in such Trust, except for those cases in which the value of insurance has been added, and (3) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust and (b) the accrued expenses of such Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation then being made. The Evaluator may determine the value of the Securities in the Trust (1) on the basis of current bid prices of the Bonds (and bonds underlying Existing Fund Units) obtained from dealers or brokers who customarily deal in bonds comparable to those held by such Trust, (2) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available, (3) by determining the value of the Securities by appraisal, or (4) by any combination of the above. In determining the Redemption Price per Unit no value will be attributed to the portfolio insurance obtained by each series of the Trust unless the Bonds insured by such portfolio insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default. On the other hand, any Bonds insured under a policy obtained by the issuer thereof are entitled to the benefits of such insurance at all times and such benefits are reflected and included in the market value of such Bonds. See "Why and How are the Trusts Insured?" For a description of the situation in which the Evaluator may value the insurance obtained by the Trust, see "How is the Public Offering Price Determined?"

The difference between the bid and offering prices of such Bonds may be expected to average 1-2% of the principal amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1% and, in the case of inactively traded bonds, such difference usually will not exceed 3%. Therefore, the price at which Units may be redeemed could be less than the price paid by the Unit holder and may be less than the par value of the Securities represented by the Units so redeemed.

The Trustee is empowered to sell underlying Securities in a Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of such Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Under the provisions for insurance obtained by each series of the National Trust prior to Series 112 and each series of the New York Trust and the Pennsylvania Trust the insurance may not be transferred by any such Trust. For Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust (except for the Multi-State Trust: Pennsylvania Trust, Series 6), the Trustee may obtain Permanent Insurance on the Bonds. Accordingly, any Bonds in a series of the Fund prior to Series 112 of the National Trust and any Series of the New York Trust and the Pennsylvania Trust must be sold on an uninsured basis, while Bonds sold from Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust (except for the Multi-State Trust: Pennsylvania Trust, Series 6) for which Permanent Insurance has been obtained will be sold on an insured basis (as will Bonds on which insurance has been obtained by the issuer thereof).

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 12:00 p.m. Eastern time on the next succeeding business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption in the same manner as any other Units.

The offering price of any Units acquired by the Sponsor will be determined in accordance with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Bonds be Removed from the Fund?

The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unit holder and for the payment of expenses for which funds may not be available, such of the Bonds in each Trust on a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary. As described in the following paragraph and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unit holders or if there is no alternative, the Trustee is empowered to sell Bonds in a Trust which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default and for which value has been attributed to the insurance obtained by the Trust. See "Rights of Unit Holders-How May Units be Redeemed?" The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in a Trust in the event of advanced refunding. The Sponsor may from time to time act as agent for a Trust with respect to selling Bonds out of a Trust. From time to time, the Trustee may retain and pay compensation to the Sponsor subject to the restrictions under the Investment Company Act of 1940, as amended.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance or otherwise, within thirty days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within thirty days after notification by the Trustee to the Sponsor of such default, the Trustee may, in its discretion, sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

The Sponsor shall instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the written opinion of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future. Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder of the affected Trust, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this paragraph, the acquisition by a Trust of any securities other than the Securities initially deposited is prohibited.

            INFORMATION AS TO SPONSOR, TRUSTEES AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined
Series, The First Trust Special Situations Trust, The First Trust
Insured Corporate Trust, The First Trust of Insured Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust and The Advantage Growth and Treasury Securities Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $9 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor
Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 1997, the total partners' capital of Nike Securities L.P.
was $11,724,071 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other
Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

Who is the Trustee?

The Trustee is The Chase Manhattan Bank, its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust offices at 4 New York Plaza, 6th floor, New York, New York 10004-2413. Unit holders who have questions regarding the Fund may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of The Federal Reserve System.

The Trustee, whose duties are ministerial in nature, did not participate in the selection of the portfolio of each series of the Fund. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit Holders-How are Certificates Issued and Transferred?" and subsequent sections.

The Trustee or any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of the trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustees

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of a Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (b) terminate the Indenture and liquidate the Trust as provided therein or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Securities Evaluation Service, Inc., 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or the Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend an Indenture without the consent of any of the Unit holders when such an amendment is (1) to cure an ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee), provided that the Indenture is not amended to increase the number of Units of any Trust issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in a Trust, except for the substitution of certain refunding securities for such Securities. In the event of any amendment, a Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

A Series of each Trust may be liquidated at any time by consent of 100% of the Unit holders of such Trust or by the Trustee when the aggregate principal amount of the Securities in the Fund is less than 20% of the aggregate principal amount of the Securities initially deposited in the Trust. The Indenture will terminate upon the redemption, sale or other disposition of the last Securities held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution. In the event of termination written notice thereof will be sent by the Trustee to all Unit holders of such Trust. Within a reasonable period after termination, the Trustee will sell any Securities remaining in the Trust, and after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder of such Trust (including the Sponsor if it then holds any Units), upon surrender for cancellation of his Certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of the Fund, all as provided in the Indenture. Because the portfolio insurance obtained by each Series of the National Trust prior to Series 112 and each series of the New York Trust and the Pennsylvania Trust is applicable only while Bonds (or bonds underlying Existing Fund Units) so insured are held by each Series of the National Trust prior to Series 112 and any series of the New York Trust and the Pennsylvania Trust (and does not apply to Bonds or bonds underlying Existing Fund Units which are disposed of), the price to be received by any series of the National Trust prior to Series 112 and any Series of the New York Trust or the Pennsylvania Trust upon the disposition of any Bond which is in default in payment of principal or interest or whose market value has deteriorated because of a significant risk of such default will not reflect any value based on such insurance. Therefore, in connection with any liquidation of the National Trust prior to Series 112 or the New York Trust or the Pennsylvania Trust, it shall not be necessary for the Trustee to dispose of any Securities, if retention of such Securities, until due, shall be deemed to be in the best interests of Unit holders including, but not limited to, situations in which Bond or Bonds so insured are in default in payment of principal or interest and situations in which a Bond or Bonds so insured reflect deteriorated market price resulting from a significant risk of such default. Since the Bonds which are insured by insurance obtained by the Bond issuer will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on Bonds which are in default in payment of principal or interest not disposed of at the date of termination will ultimately be distributed to Unit holders of record as of such date of termination as soon as practicable after the date such defaulted Bonds (or bonds underlying Existing Fund Units) become due and applicable insurance proceeds have been received by the Trustee of each Trust.

Legal Opinions

The legality of the Units offered hereby was passed upon at the time of closing for each series of each Trust, by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.

LeBoeuf, Lamb, Leiby & MacRae, 520 Madison Avenue, New York, New York 10022, acts as counsel for Fidata Trust Company New York and as Special Counsel for Series 8-81 of the National Trust for New York tax matters. Booth & Baron, 122 East 42nd Street, Suite 1507, New York, New York 10168, acts as counsel for The Bank of New York and as Special Counsel for Series 82-137 of the National Trust, Series 1-9 of the Multi-State Trust and all Series of the New York Trust and the Pennsylvania Trust for New York tax matters. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, acts as counsel for United States Trust Company of New York. Winston & Strawn (previously named Cole & Deitz) acted as Special Counsel for Series 138 and subsequent Series of the National Trust and Series 10 and 11 of the Multi-State Trust for New York tax matters.

For information with respect to state and local tax matters, including the special counsel to the Fund for such matters, see the section of the Prospectus describing the state tax status of Unit holders appearing therein.

Experts

The financial statements, including the Portfolio of each Trust appearing in Part One of the Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere therein, and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Description of Bond Ratings*

Standard & Poor's. A brief description of the applicable Standard & Poor's rating symbols and their meanings follow:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

_____________
*  As published by the rating companies.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I    Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit rating. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective

_______________
** Bonds insured by FInancial Guaranty Insurance Company, AMBAC
Assurance Corporation, Municipal Bond Investors Assurance Corporation, Financial Security Assurance and Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's.

elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat large than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1-Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(---)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

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Page 30


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Page 31


CONTENTS:
The First Trust of Insured Municipal Bonds
The First Trust of Insured Municipal Bonds-
Multi-State:
What are The First Trust of Insured Municipal
    Bonds and The First Trust of Insured Municipal
    Bonds-Multi-State?                                  3
What are Estimated Long-Term Return and
   Estimated Current Return?                            7
How is Accrued Interest Treated?                        7
Why and How are the Trusts Insured?                     8
What is the Federal Tax Status of Unit Holders?        13
Certain Considerations                                 13
What are the Expenses and Charges?                     15
Public Offering:
   How is the Public Offering Price Determined?        16
   How are Units Distributed?                          19
   What are the Sponsor's Profits?                     19
Rights of Unit Holders:
   How are Certificates Issued and Transferred?        20
   How are Interest and Principal Distributed?         20
   How Can Distributions to Unit Holders be
      Reinvested?                                      21
   What Reports will Unit Holders Receive?             22
   How May Units be Redeemed?                          23
   How May Units be Purchased by the Sponsor?          24
   How May Bonds be Removed from the Fund?             24
Information as to Sponsor, Trustees and Evaluator:
   Who is the Sponsor?                                 25
   Who are the Trustees?                               25
   Limitations on Liabilities of Sponsor and Trustees  25
   Who is the Evaluator?                               26
Other Information:
   How May the Indenture be Amended or
      Terminated?                                      26
   Legal Opinions                                      27
   Experts                                             27
   Description of Bond Ratings                         27

                               __________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                   FIRST TRUST (registered trademark)

               THE FIRST TRUST OF INSURED MUNICIPAL BONDS
         THE FIRST TRUST OF INSURED MUNICIPAL BONDS-MULTI-STATE

                               Prospectus
                                Part Two
                             April 30, 1998

                   FIRST TRUST (registered trademark)
                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank
                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520

                          THIS PART TWO MUST BE
                         ACCOMPANIED BY PART ONE
                             AND PART THREE.

                      PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE

Page 32



                          MICHIGAN TRUST SERIES

         The First Trust (registered trademark) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State

PROSPECTUS                             NOTE: THIS PART THREE PROSPECTUS
Part Three                                        MAY ONLY BE USED WITH
Dated March 31, 1998                              PART ONE AND PART TWO

Federal Tax Status of Unit Holders

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, Chapman and Cutler, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable.

Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unit holder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year.

For purposes of the following opinions, it is assumed that each asset of the Trust is debt the interest on which is excluded from gross income for Federal income tax purposes. At the time of the closing for each Trust, Chapman and Cutler, Counsel for the Sponsor, rendered an opinion under then existing law substantially to the effect that:

(1) the Trusts are not associations taxable as corporations for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes, when received by the Trusts and distributed to a Unit holder; however, such interest may be taken into account in computing the alternative minimum tax and the additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below. See "Certain Tax Matters Applicable to Corporate Unit Holders";

                     ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(2) each Unit holder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when the Trust disposes of a Bond, or when the Unit holder redeems or sells his Units. If the Unit holder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g. short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sale rules. Unit holders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with the Unit holder's basis for his or her fractional interest in the asset disposed of. In the case of a Unit holder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. Unit holders should consult their own tax advisers with regard to the calculation of basis. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost; and

(3) any insurance proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unit holder acquires his Unit, and the price the Unit holder pays for his Unit. Unit holders should consult their tax advisers regarding these rules and their application. See "Portfolio" appearing in Part One for each Trust for information relating to Bonds, if any, issued at an original issue discount.

The Revenue Reconciliation Act of 1993 (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unit holder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of his or her Units, unless a Unit holder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisers regarding these rules and their application.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units generally would not be able to deduct any of the interest expense attributable to ownership of Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult with their tax advisers.

In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his tax adviser.

ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In general, Section 86 of the Code provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds the "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PART ONE FOR CERTAIN TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH PRIVATE ACTIVITY BONDS ISSUED ON OR AFTER THAT DATE.

For taxpayers other than corporations, net capital gains (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) are subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding period of the capital assets. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. Generally, capital gain realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rate as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. It should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Certain Tax Matters Applicable to Corporate Unit Holders. In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would reinstate the Superfund Tax for taxable years beginning after December 31, 1997 and before January 1, 2009. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unit holders should consult their tax advisers with respect to the particular tax consequences to them, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations, subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.

At the time of the closing, Winston & Strawn (previously named Cole & Deitz), Special Counsel to Series 4-125 of the Fund for New York tax matters, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust in Series 4-125 of the Fund is not an association taxable as a corporation and the income of each Trust in Series 4-125 of the Fund will be treated as the income of the Unit holder in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

At the time of the closing, Carter, Ledyard & Milburn, Special Counsel to the Fund for New York tax matters for Series 126 and subsequent Series of the Fund, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust will not constitute an association taxable as a corporation under New York law, and accordingly will not be subject to the New York State franchise tax or the New York City general corporation tax. Under the income tax laws of the State and City of New York, the income of each Trust will be considered the income of the holders of the Units.

All statements in the Prospectus concerning exclusion from gross income for Federal, state or other are the opinions of Counsel and are to be so construed.

Michigan Tax Status of Unit Holders

At the time of the closing for each Michigan Trust, Special Counsel to the Fund for Michigan tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:

Each Michigan Trust and the owners of Units will, in our opinion, be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, Special Counsel has relied upon the opinion of Messrs. Chapman and Cutler as to the applicability of Federal income tax laws under the Internal Revenue Code of 1986, as currently amended, to a Michigan Trust and the Unit holders.

Under the income tax laws of the State of Michigan, a Michigan Trust is not an association taxable as a corporation; the income of a Michigan Trust will be treated as the income of the Unit holders of a Michigan Trust and be deemed to have been received by them when received by a Michigan Trust. Interest on the Bonds in a Michigan Trust which is exempt from tax under the Michigan income tax laws when received by a Michigan Trust will retain its status as tax exempt interest to the Unit holders of a Michigan Trust.

For purposes of the Michigan income tax laws, each Unit holder of a Michigan Trust will be considered to have received his pro rata share of interest on each Bond in a Michigan Trust when it is received by a Michigan Trust, and each Unit holder will have a taxable event when a Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unit holder redeems or sells his Unit, to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each Unit to a Unit holder will be established and allocated for purposes of the Michigan income tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

Under the Michigan Intangibles Tax, a Michigan Trust is not taxable and the pro rata ownership of the underlying bonds, as well as the interest thereon, will be exempt to the Unit holders to the extent a Michigan Trust consists of obligations of the State of Michigan or its political subdivisions or municipalities, or of obligations of possessions of the United States. The Intangible Tax is being phased out, with reductions of twenty-five (25%) in 1994 and 1995, fifty percent (50%) in 1996 and seventy-five percent (75%) in 1997, with total repeal effective January 1, 1998.

The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the intangible tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity," as defined in the Act. Under the Single Business Tax, both interest received by a Michigan Trust on the underlying Bonds and any amount distributed from a Michigan Trust to a Unit holder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either a Michigan Trust or the Unit holders. If a Michigan Trust or the Unit holders have a taxable event for Federal income tax purposes when a Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unit holder redeems or sells his Unit, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unit holders should consult their tax advisor as to their status under Michigan law.

Any proceeds paid under an insurance policy issued to the Trustee of the Fund, or paid under individual policies obtained by issuers of Bonds, or by the underwriter of the Bonds, or the Sponsor or others which, when received by the Unit holders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

As the Tax Reform Act of 1986 eliminates the capital gain deduction for tax years beginning after December 31, 1986, the Federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unit holder will be increased accordingly to the extent such capital gains are realized when a Michigan Trust disposes of a Bond or when the Unit holder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

For information with respect to the Federal income tax status and other tax matters, see "What is the Federal Tax Status of Unit Holders?"

Certain Considerations

Economic Outlook. Michigan in the 1990's has been marked by the best economic performance in a generation. The State has made an effort to diversify its economy and expand sectors other than durable goods manufacturing. In 1996, Michigan attracted nearly twice as many business relocations and expansions than in the two previous years combined.

Job growth and higher personal income have caused renewed population growth in Michigan. In 1996, for the second consecutive year, more people moved into Michigan than left. Michigan has not experienced back-to-back years of immigration in over 25 years. The State's population increased 3.2% during 1996, with many areas growing faster than the national average of 6.7%.

While Michigan's efforts to diversify its economy have proven successful, as reflected by the fact that durable goods sector employment has fallen from 33.1% of total employment in 1960 to 17.9% in 1990, durable goods manufacturing still represents a sizable portion of the State's economy. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy and revenues of the State and some of its local governmental units. Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods.

Since 1990, total employment in Michigan has climbed by about 600,000 jobs, and during 1994-95, one of every five jobs in the nation was created in Michigan. Employment in the State reached an all-time high of
4.726 million in December 1997, with the work force reaching a record of
4.921 million. Average employment in Michigan was 4.667 million in 1997, up 105,000 from 1996. In 1997, the work force averaged 4.897 million, a gain of 72,000 over the previous year's figures.

The diversification of Michigan's economy has directly impacted the distribution of jobs within the economy. In 1997, employment in the manufacturing sector fell by about 1.0%, but private non-manufacturing employment grew by an estimated 2.7%. Government and services experienced the largest gains in employment, adding 11,000 and 10,000 jobs in 1997, and construction and private service employment also experienced a large jump at the end of that year. Retail employment grew by an additional 3,000 jobs, but the manufacturing sector has lost 6,000 jobs since December 1996, nearly all of them in the motor vehicle and equipment industry.

Unemployment has held steady at 3.9% to 4.1% since August 1997, a dramatic decrease from 10% in 1990 and the State's lowest average unemployment rate since 1969. In addition, January 1998 marked the 34th consecutive month in which Michigan remained below the average national jobless rate. The State's average annual unemployment rate (seasonally adjusted) dropped from 5.3% in 1995 to 4.9% in 1996 to 4.1% in 1997, compared with the national averages of 5.6%, 5.4% and 5.0% for the same years. Unemployment in Michigan is projected to average 4.1% in 1998 and 4.7% in 1999.

Although the job market is expected to remain somewhat tight, job growth in Michigan is projected to be moderate through 1999, with the State unemployment rate increasing slightly through 1999. Employment in the manufacturing sector is expected to decrease by 0.5% in 1998 and decrease by another 1.3% in 1999, but total employment is estimated to increase by 1.4% in 1998 and 1.2% in 1999. Most of the job loss in manufacturing in 1998 will be in motor vehicle industry.

Since 1991, Michigan has had the fastest per capita personal income growth rate in the nation, growing a total of 25.2% as compared to the national average of 18.2%. During 1997, moderate economic expansion lead to a personal income growth rate of 4.6%, compared to the national average of 5.8%. The State estimates that personal income growth will remain steady, increasing by 4.8% in 1998 and by 4.7% in 1999.

The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues, and the financial impact on local units of government could be more severe in the areas where plants are closed.

Sales of U.S. cars and light trucks during 1997 were slightly ahead of the previous year's pace, at 15.2 million units for 1997 or a 0.1% increase. Sales of light trucks increased by 3.8% in 1997, but car sales declined by 2.8%, due almost entirely to a 6.0% decline in Big Three car sales. Foreign car sales were up in 1997, with sales of Japanese vehicles climbing 3.9% and European vehicles 12.8%. Foreign light truck sales also increased by 1.2% over 1996. Total U.S. production for 1997 reached 12.0 million units. Car production declined by 2.8%, but light truck production, accounting for over 50% of all U.S. vehicle production, increased by 7.2%.

In addition, the State is a party to various legal proceedings, some of which could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

Revenues and Expenditures. Total revenue and other sources of funds for Michigan's primary governmental operations for Fiscal Year 1996 were $30.3 billion. Taxes comprised $18.5 billion of the total, with revenues from the federal government, mainly the Department of Health and Human Services, adding another $7.4 billion. The State's expenditures in Fiscal 1996 totaled $30.5 billion, with General Fund/General Purpose (GF/GP) appropriations totaling $8.5 billion.

Michigan's "Rainy Day Fund," formerly known as the Counter-Cyclical Budget and Economic Stabilization Fund, was established in 1977 to assist in stabilizing revenue and employment during economic downturns and to maintain the State's credit rating. At the end of Fiscal 1996, the Rainy Day Fund contained $1.15 billion, up from $20 million in 1992.

In recent years, Michigan has reduced its State workforce by 9% and at the close of Fiscal Year 1997, for the fifth consecutive year, every State department finished the year under budget. Fiscal Year 1997 closed on September 30, 1997 with a surplus of $85.2 million in the State's general fund and $193 million in the School Aid Fund. Preliminary figures showed that the State's Rainy Day Fund ended the year at over $1.1 billion. This amount is slightly lower than the Fiscal 1996 figure because a portion of the fund balance was set aside for future expenditures of the K-12 School Aid Fund.

GF/GP appropriations grew by a total of 6% between Fiscal Years 1993-1996 to $8.5 billion. During Fiscal 1997, GF/GP appropriations declined by 1.2% to $8.4 billion. Total adjusted gross appropriations (not including capital outlay and transportation) for Fiscal 1997 totaled $29.5 billion, a 3.9% increase over the previous fiscal year.

The State of Michigan develops its yearly budget by projecting a future available revenue baseline using a consensus revenue estimating process. Each two-year baseline is reached by agreement between the Michigan Department of Treasury and the State Senate and House Fiscal Agencies. When a fiscal year's budget is developed, this general fund revenue baseline is adjusted to reflect actual revenues from the previous and current fiscal years, as well as any expected changes in projected revenues.

The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1% or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers.

The preliminary consensus Fiscal Year 1998 revenue baseline projected 4.8% or $400 million growth. In the Fiscal Year 1998 budget, however, this projected revenue increase was reduced to 2.9% growth (or $243 million) in order to accommodate phased-in tax cuts and adjustments based upon actual Fiscal 1997 receipts. The State projects GF/GP appropriations to decline by 1.2% during Fiscal 1998 to $8.3 billion. Total adjusted gross appropriations (not including capital outlay and transportation) for Fiscal 1998 are expected to be $27.5 billion, a 6.8% decrease, which will return appropriations to Fiscal 1995 levels.

The preliminary consensus Fiscal Year 1999 revenue baseline projected 3.8% or $331.4 million growth. The Fiscal 1999 budget has since been adjusted to accommodate 24 phased-in tax cuts which have already been enacted. Among them are three income tax credits and exemption changes, as well as changes to the intangibles and single business taxes. The net impact of this adjustment to the general fund in Fiscal 1999 is the loss of $179 million of what would otherwise have been new revenue. The current general fund revenue forecast for Fiscal 1999 has been adjusted to 2.2% or $189.9 million growth. Based upon these adjusted growth figures, the State's total revenues for Fiscal 1999 are expected to be $8.8 billion, a 1.99% increase over Fiscal 1998.

On March 15, 1994, Michigan voters approved a school finance reform amendment to the State's Constitution which, among other things, increased the State sales tax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues, some of which is provided from new or increased State taxes. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. As of January 1997, reforms that have occurred under the amendment have been effective, yet the ultimate impact of the constitutional amendment and related legislation cannot be accurately predicted, and investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

In Fiscal Year 1991, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level provided under formulas by $10.9 million in Fiscal Year 1991, $34.4 million in Fiscal 1992, $45.5 million in Fiscal 1993, $54.5 million in Fiscal 1994 and $67.0 million in Fiscal 1995.

Debt Management. Michigan's borrowings fall into two main categories:
(1) general obligation debt; and (2) revenue dedicated debt, which is issued with the provision that repayment will only be made from designated revenue sources and that the debt is not a general obligation of the State. The State's long-term general obligation debt can only be issued with the approval of the voters or for the purpose of making loans to school districts. Short-term general obligation debt, which must be repaid within the fiscal year it is borrowed, may be issued with the approval of the legislature but may not exceed 15% of undedicated revenues in the prior year.

Ratings. In March 1997, Moody's Investors Service, Inc. refined the State of Michigan's general obligation bond rating from Aa to Aa2. Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) maintains a rating of AA. Standard & Poor's Ratings Service increased the State's rating to AA+ on January 21, 1998.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Michigan Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Michigan Trusts to pay interest on or principal of the Bonds.

                          Michigan Trust Series

         The First Trust (registered trademark) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                 SPONSOR:    Nike Securities L.P.
                             1001 Warrenville Road
                             Lisle, Illinois 60532
                             (800) 621-1675

                 TRUSTEE:    The Chase Manhattan Bank
                             4 New York Plaza, 6th floor
                             New York, New York 10004-2413

            LEGAL COUNSEL    Chapman and Cutler
              TO SPONSOR:    111 West Monroe Street
                             Chicago, Illinois 60603

            LEGAL COUNSEL    Carter, Ledyard & Milburn
              TO TRUSTEE:    2 Wall Street
                             New York, New York 10005

              INDEPENDENT    Ernst & Young LLP
                AUDITORS:    Sears Tower
                             233 South Wacker Drive
                             Chicago, Illinois 60606

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

    PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.

                         MINNESOTA TRUST SERIES

         The First Trust (registered trademark) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State
                        The First Trust Advantage

PROSPECTUS                             NOTE: THIS PART THREE PROSPECTUS
Part Three                                        MAY ONLY BE USED WITH
Dated March 31, 1998                              PART ONE AND PART TWO

Federal Tax Status of Unit Holders

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, Chapman and Cutler, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable.

Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unit holder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year.

For purposes of the following opinions, it is assumed that each asset of the Trust is debt the interest on which is excluded from gross income for Federal income tax purposes. At the time of the closing for each Trust, Chapman and Cutler, Counsel for the Sponsor, rendered an opinion under then existing law substantially to the effect that:

(1) the Trusts are not associations taxable as corporations for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes, when received by the Trusts and distributed to a Unit holder; however, such interest may be taken into account in computing the alternative minimum tax and the additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below. See "Certain Tax Matters Applicable to Corporate Unit Holders";

                     ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(2) each Unit holder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when the Trust disposes of a Bond, or when the Unit holder redeems or sells his Units. If the Unit holder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g. short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sale rules. Unit holders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with the Unit holder's basis for his or her fractional interest in the asset disposed of. In the case of a Unit holder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. Unit holders should consult their own tax advisers with regard to the calculation of basis. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost; and

(3) any insurance proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unit holder acquires his Unit, and the price the Unit holder pays for his Unit. Unit holders should consult their tax advisers regarding these rules and their application. See "Portfolio" appearing in Part One for each Trust for information relating to Bonds, if any, issued at an original issue discount.

The Revenue Reconciliation Act of 1993 (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unit holder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of his or her Units, unless a Unit holder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisers regarding these rules and their application.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units generally would not be able to deduct any of the interest expense attributable to ownership of Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult with their tax advisers.

In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his tax adviser.

ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In general, Section 86 of the Code provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds the "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PART ONE FOR CERTAIN TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH PRIVATE ACTIVITY BONDS ISSUED ON OR AFTER THAT DATE.

For taxpayers other than corporations, net capital gains (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) are subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding period of the capital assets. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. Generally, capital gain realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rate as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. It should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Certain Tax Matters Applicable to Corporate Unit Holders. In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would reinstate the Superfund Tax for taxable years beginning after December 31, 1997 and before January 1, 2009. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unit holders should consult their tax advisers with respect to the particular tax consequences to them, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations, subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.

At the time of the closing, Winston & Strawn (previously named Cole & Deitz), Special Counsel to Series 4-125 of the Fund for New York tax matters, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust in Series 4-125 of the Fund is not an association taxable as a corporation and the income of each Trust in Series 4-125 of the Fund will be treated as the income of the Unit holder in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

At the time of the closing, Carter, Ledyard & Milburn, Special Counsel to the Fund for New York tax matters for Series 126 and subsequent Series of the Fund, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust will not constitute an association taxable as a corporation under New York law, and accordingly will not be subject to the New York State franchise tax or the New York City general corporation tax. Under the income tax laws of the State and City of New York, the income of each Trust will be considered the income of the holders of the Units.

All statements in the Prospectus concerning exclusion from gross income for Federal, state or other are the opinions of Counsel and are to be so construed.

Minnesota Tax Status of Unit Holders

At the time of the closing for each Minnesota Trust, Special Counsel to the Fund for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

Each Minnesota Trust will have no income other than (i) interest income on bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities and on bonds issued by possessions of the United States which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate (the "Bonds"), (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for Federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion set forth below does not address the taxation of persons other than full-time residents of Minnesota.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Minnesota income tax laws as of the date of this prospectus and based upon the assumptions above:

1. Each Minnesota Trust is not an association taxable as a corporation and each Unit holder of a Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unit holder for Minnesota Income Tax purposes;

2. Income on the Bonds which is exempt from the Minnesota Income Tax when received by a Unit holder of a Minnesota Trust and which would be exempt from the Minnesota Income Tax if received directly by a Unit holder will retain its status as exempt from such tax when received by the Minnesota Trust and distributed to such Unit holder;

3. To the extent that interest on the Bonds, if any, which is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts and on corporations;

4. Each Unit holder of a Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unit holder redeems or sells Units of the Minnesota Trust to the extent that such transaction results in a recognized gain or loss to such Unit holder for Federal income tax purposes;

5. Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unit holders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

6. Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds, and;

7. To the extent that interest derived from a Minnesota Trust by a Unit holder with respect to any possession obligations is excludible from gross income for Federal income tax purposes pursuant to 48 U.S.C.
Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Minnesota Income Tax or the Minnesota alternative minimum tax imposed on individuals, estates and trusts. It should be noted that interest relating to possession bonds is subject to tax in the case of corporations, subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax.

Chapman and Cutler has not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unit holder.

For information with respect to the Federal income tax status and other tax matters, see "What is the Federal Tax Status of Unit Holders?"

Certain Considerations

Minnesota's economy continued to out perform the national averages during 1996-97. The annual unemployment rate in Minnesota has been below the U.S. every year since 1985. In November 1997, the state's unemployment rate, on a seasonally adjusted basis, stood at 2.8%, down
1.2 percentage points from the 4.0% observed one year earlier. That unemployment rate was well below the national rate of 4.6%. From November 1996 to November 1997, Minnesota's economy added 53,700 jobs, an increase of 2.2%. This is comparable to the national increase of 2.4%. Services accounted for 41.3% of Minnesota's over-the-year growth, adding 22,200 jobs. Of the major industries, only mining experienced a decrease in employment over the year, down 200 jobs.

Construction continues to boast the highest growth rate of the major industries, up 4.6%. Minnesota continues to outpace the nation in construction employment growth, whose growth rate was 3.6% from November 1996 to November 1997. During this time period, employment in the manufacturing sector rose 2.2%, up 9,500 jobs. The national rate was 0.8%.

In 1996, Minnesota's per capita personal income rose to $25,663, an increase of 6.7% from 1995. The U.S. increase for 1996 was 4.6%.

Personal income in Minnesota is now estimated to have grown at a 6.6% annual rate during fiscal year 1997, well above the national average of 5.3%. Wage growth was strong, but as in neighboring Midwestern states, all of whom also had strong growth in personal income, the agricultural sector was a major contributor. Prices were higher than average, yields were strong, and federal farm program payments under the 1996 farm bill were much larger than they would have been under the previous program.

Personal income in Minnesota is forecast to grow by 5.0% during the 1998 fiscal year, slightly below the average rate forecast for the nation. Payroll employment is expected to grow at a 2.1% annual rate, consistent with the national average. Wage and salary income growth, however, is projected to lag the national average rate as states outside the Midwest also begin to feel labor market pressures and part-time workers elsewhere increase their hours to, or beyond, the levels they desire. Farm income in the 1998 fiscal year is also forecast to be down from the high levels reported during fiscal year 1997 since commodity prices have returned to more normal levels.

Minnesota's fiscal period is a biennium. General Fund revenues and transfers-in totaled $10.202 billion for fiscal year 1997, up 6.1% from those for fiscal year 1996. Actual total resources were $11.546 billion. General Fund expenditures and transfers-out for the year totaled $9.551 billion, a decrease of almost 1% from the previous year. Of this amount,

$3.3 billion went to education, children and families. The actual ending balance for fiscal year 1997 was $1.995 billion, $364 million higher than forecast. Much of the unexpected growth was due to higher than anticipated capital gains realizations in 1996.

The top three revenue producers of the State's $11.546 billion total resources were: individual income tax at $4.768 billion, sales tax at $3.03 billion, and non-dedicated revenue at $974.4 million. These three sources comprised approximately 41%, 26% and 8.5%, respectively, of the total resources.

As of November 1997, revenues for the 1998-99 biennium are forecast at $21.045 billion, a 3.6% or $729 million increase from end of the session estimates. The higher revenue base for Fiscal Year 1997 and a slight improvement in the outlook for Minnesota's economy were the major sources of additional revenue. The reduction in the federal capital gains tax rate is expected to encourage investors to realize profits more rapidly than in the past, further adding to state revenues. Expenditures and transfers for the biennium are estimated at $20.669 billion, leaving a budgetary balance of $1.360 billion. Expenditures are $256 million (1.2%) below earlier estimates. Slower growth in human services spending accounts for nearly all of the forecast expenditure savings. The available general fund balance at the end of the biennium is projected at $453 million.

General Fund debt service for the 1998-99 biennium is estimated to be $581 million. This amount is for funding outstanding general obligation bonds, new bonds to be sold for currently authorized projects and a projected capital budget of $500 million in the 1998 legislative session.

The State's budget reserve for the 1998-99 biennium is doubled to $522 million (an increase from $233.5 million in fiscal year 1997) or 5% of fiscal year 1999 spending to protect against economic uncertainty.

The state issued $170.0 million of new general obligation bonds, and $172.1 million of general obligation bonds were redeemed during 1997, leaving an outstanding balance of $2.2 billion. General obligation bonds authorized but unissued as of June 30, 1997 were $912.6 million.

Minnesota Statutes, Section 16A.641 provides for an annual appropriation for transfer to the Debt Service Fund. The amount of the appropriation is to be such that, when combined with the balance on hand in the Debt Service Fund on December 1 of each year for state bonds, it will be sufficient to pay all general obligation bond principal and interest due and to become due through July 1 in the second ensuing year. If the amount appropriated is insufficient when combined with the balance on hand in the Debt Service Fund, the state constitution requires the state auditor to levy a statewide property tax to cover the deficiency. No such property tax has been levied since 1969 when the law was enacted requiring the appropriation. In fiscal year 1996, total operating transfers to the Debt Service Fund were $277.522 million.

The Governor's budget recommends a General Fund appropriation of $545.6 million for fiscal year 1998-99 for debt service on bonds sold for existing authorizations, bonds authorized but unissued, and new bonds anticipated to be authorized in the 1998 legislative session. This amount represents 2.8% of total general fund spending. The Governor also proposed $16.6 million be appropriated to pay remaining state claims from the Cambridge Bank Litigation judgment, rather than issuing additional revenue bonds for this purpose.

In May 1996, Moody's Investor Services upgraded Minnesota's general obligation bond rating to Aaa. In August 1997, Standard & Poor's raised the state's general obligation bond rating to AAA from AA+. Fitch's rates Minnesota bonds at AAA.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Minnesota Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Minnesota Trusts to pay interest on or principal of the Bonds.

                         Minnesota Trust Series

          The First Trust(registered trademark) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State
                        The First Trust Advantage

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                 SPONSOR:    Nike Securities L.P.
                             1001 Warrenville Road
                             Lisle, Illinois 60532
                             (800) 621-1675

                 TRUSTEE:    The Chase Manhattan Bank
                             4 New York Plaza, 6th floor
                             New York, New York 10004-2413

            LEGAL COUNSEL    Chapman and Cutler
              TO SPONSOR:    111 West Monroe Street
                             Chicago, Illinois 60603

            LEGAL COUNSEL    Carter, Ledyard & Milburn
              TO TRUSTEE:    2 Wall Street
                             New York, New York 10005

              INDEPENDENT    Ernst & Young LLP
                AUDITORS:    Sears Tower
                             233 South Wacker Drive
                             Chicago, Illinois 60606

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

    PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors





                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The First Trust of Insured Municipal Bonds - Multi-State, Series 7, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on June 30, 1998.

                              THE FIRST TRUST OF INSURED
                                MUNICIPAL BONDS - MULTI-STATE,
                                SERIES 7
                                        (Registrant)
                              ByNIKE SECURITIES L.P.
                                        (Depositor)


                              By          Robert M. Porcellino
                         Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                     Title*                 Date

Robert D. Van Kampen     Director of        )
                       Nike Securities      )
                      Corporation, the      )   June 30, 1998
                   General Partner of Nike  )
                       Securities L.P.      )
                                            )
David J. Allen         Director of Nike     )Robert M. Porcellino
                          Securities        )  Attorney-in-Fact**
                      Corporation, the
                   General Partner of Nike
                       Securities L.P.
* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 5, 1998 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The First Trust of Insured Municipal Bonds-Multi-State dated June 26, 1998.



                                        ERNST & YOUNG LLP





Chicago, Illinois
June 25, 1998